                                                                   Exhibit 10.50

                             DATED 13TH MARCH 1995
                             ---------------------



                            TYCO TOYS (UK) LIMITED
                             MATCHBOX TOYS LIMITED
                                 as Borrowers

                                    - and -

                                  THE LENDERS

                                    - and -

                     GENERAL ELECTRIC CAPITAL CORPORATION
                                as Issuing Bank

                                    - and -

                     GENERAL ELECTRIC CAPITAL CORPORATION
                                   as Agent



                   ----------------------------------------

                        GUARANTEE AND REVOLVING CREDIT
                              FACILITY AGREEMENT
                   ----------------------------------------







                                  WILDE SAPTE
                                 1 Fleet Place
                                London EC4M 7WS

                               Tel. 071 246 7000
                               Fax. 071 246 7777
                          REF: HJB/573019/BF70290.05

                               TABLE OF CONTENTS
                               -----------------


Clause    Heading                                                                     Page Number
- ------    -------                                                                     -----------
1.        DEFINITIONS AND INTERPRETATION....................................................1
1.1       Definitions.......................................................................1
1.2       Clause Headings...................................................................19
1.3       Interpretation....................................................................19
2.        CONDITIONS PRECEDENT..............................................................21
3.        FACILITIES, OBLIGATIONS SEVERAL, RIGHTS SEVERAL...................................25
3.1       Facilities........................................................................25
3.2       Obligations Several...............................................................25
3.3       Rights Several....................................................................26
4.        PURPOSES, ETC.....................................................................26
4.1       Purposes..........................................................................26
4.2       Undertaking by the Borrowers......................................................26
4.3       No Liability......................................................................26
5.        AVAILABILITY, DRAWDOWN AND PARTICIPATIONS.........................................26
5.1       Commitment Period.................................................................26
5.2       Advances and Guarantees...........................................................27
5.3       Drawdown of Advances and Issue of Guarantees......................................27
5.4       Participations and Payments.......................................................29
5.5       Drawdown Indemnity................................................................29
5.6       Non-Availability of Sterling......................................................30
5.7       Effect of Notice..................................................................30
5.8       Indemnity.........................................................................30
5.9       Issue of Guarantees...............................................................30
6.        INTEREST..........................................................................31
6.1       Basis and Amount..................................................................31
6.2       Interest Periods..................................................................31
6.3       Default Interest..................................................................32
6.4       Calculation and Payment of Interest...............................................33
6.5       Market Disruption.................................................................33
6.6       Agent's Determination.............................................................34
7.        REPAYMENT.........................................................................35
7.1       Repayment.........................................................................35
7.2       Mandatory Prepayments.............................................................35
7.3       Clean Down Period.................................................................36
7.4       Reborrowing.......................................................................36
7.5       New Advances to repay Maturing Advances...........................................36
7.6       Settlement of Guarantees..........................................................37
7.7       Indemnity.........................................................................37
8.        CANCELLATION AND TERMINATION......................................................38
9.        CHANGES IN CIRCUMSTANCES..........................................................38
9.1       Illegality........................................................................38
9.2       Increased Costs...................................................................39
9.3       Certificates......................................................................41
10.       PAYMENTS..........................................................................41
10.1      Time and Place....................................................................41
10.2      Business Days.....................................................................41
10.3      Breakage Costs Indemnity..........................................................42
10.4      Grossing-up.......................................................................43
10.5      Prepayment Right..................................................................45
10.6      Currency of Account...............................................................45
10.7      Accounts as Evidence..............................................................45


10.8      Borrower's Payments...............................................................46
10.9      Lenders' Payments.................................................................46
10.10     Appropriation.....................................................................47
11.       SECURITY..........................................................................47
12.       REPRESENTATIONS AND WARRANTIES....................................................47
12.1      Acknowledgement of Reliance.......................................................47
12.2      Representations and Warranties....................................................48
12.3      Repetition........................................................................57
13.       UNDERTAKINGS......................................................................57
13.1      Information Undertakings..........................................................57
13.1.1    Weekly Information................................................................57
13.1.2    Monthly Information...............................................................57
13.1.3    Annual Information................................................................58
13.1.4    Other Information Undertakings....................................................60
13.1.5    Disclosure of Information.........................................................61
13.2      Positive Covenants................................................................62
13.3      Negative Covenants................................................................67
13.4      Financial Undertakings............................................................70
14.       DEFAULT, ACCELERATION.............................................................73
14.1      Default...........................................................................73
14.2      Acceleration etc..................................................................76
15.       SET-OFF AND PRO RATA PAYMENTS.....................................................76
15.1      Set-Off...........................................................................76
15.2      Pro Rata Sharing..................................................................77
16.       THE AGENT, THE ISSUING BANK AND THE LENDERS.......................................78
16.1      Appointment and Duties............................................................78
16.2      Payments and Information Received.................................................78
16.3      Defaults..........................................................................79
16.4      Assumptions.......................................................................79
16.5      Legal Proceedings.................................................................79
16.6      No Liability......................................................................79
16.7      Credit Decisions..................................................................79
16.8      Advisers..........................................................................80
16.9      Relationship with Lenders and Issuing Bank........................................80
16.10     Agent's position as a Lender......................................................80
16.11     Indemnity.........................................................................81
16.12     Resignation.......................................................................81
16.13     Change of Office..................................................................82
16.14     Waivers, Amendments...............................................................82
16.15     Consents..........................................................................83
16.16     Evidence..........................................................................83
16.17     Security Documents................................................................83
16.18     Distribution of Proceeds of Enforcement...........................................84
17.       FEES AND EXPENSES.................................................................85
17.1      Expenses..........................................................................85
17.2      Closing and Collateral Management Fees............................................86
17.3      Non-utilisation Fee...............................................................86
17.4      Guarantee Fees....................................................................86
17.5      Documentary Taxes Indemnity.......................................................86
17.6      Prepayment Fee....................................................................87
17.7      VAT...............................................................................87
17.8      Indemnity Payments................................................................87
17.9      Lloyds Administration Fees........................................................88
18.       MISCELLANEOUS.....................................................................88
18.1      Severance.........................................................................88
18.2      Waivers, Remedies Cumulative......................................................88


18.3      Further Assurance................................................................88
18.4      Counterparts.....................................................................88
18.5      Entire Agreement.................................................................88
18.6      Joint and Several Liability......................................................89
19.       NOTICES..........................................................................89
19.1      Method...........................................................................89
19.2      Delivery.........................................................................89
19.3      Addresses........................................................................89
19.4      Deemed Receipt...................................................................91
19.5      Notices to the Lenders...........................................................92
20.       ASSIGNMENTS AND TRANSFERS........................................................92
20.1      Benefit of Agreement.............................................................92
20.2      Assignments and Transfers by the Borrowers.......................................92
20.3      Assignments and Transfers by Lenders.............................................93
20.4      Disclosure of Information........................................................95
21.       LAW..............................................................................95
21.1      Law..............................................................................95
21.2      Jurisdiction.....................................................................95

SCHEDULE 1  -  THE LENDERS.................................................................96
SCHEDULE 2  -  PART A - DRAWDOWN NOTICE....................................................97
SCHEDULE 2  -  PART B - ISSUE REQUEST......................................................98
SCHEDULE 3  -  THE CHARGING GROUP..........................................................99
SCHEDULE 4  -  MANDATORY LIQUID ASSET COSTS FORMULA........................................100
SCHEDULE 5  -  FORM OF TRANSFER CERTIFICATE................................................102
SCHEDULE 6  -  BORROWING BASE CERTIFICATE..................................................106
SCHEDULE 7  -  LOCATION OF PREMISES AND RECORDS............................................116
SCHEDULE 8  -  PERMITTED INDEBTEDNESS......................................................117
SCHEDULE 9  -  EVENTS CONSTITUTING A MATERIAL ADVERSE EFFECT...............................118
SCHEDULE 10 -  ENCUMBRANCES AS AT COMPLETION DATE..........................................119
SCHEDULE 11 -  REAL PROPERTY...............................................................120
SCHEDULE 12 -  OPTIONS RELATING TO REAL PROPERTY...........................................121
SCHEDULE 13 -  ACCOUNTS....................................................................122
SCHEDULE 14 -  MATERIAL CONTRACTS..........................................................123
SCHEDULE 15 -  PART I - INSURANCE POLICIES.................................................124
SCHEDULE 15 -  PART II - INSURANCE POLICIES................................................125
SCHEDULE 16 -  PART I - SHAREHOLDERS.......................................................127
SCHEDULE 16 -  PART II - OPTIONS RELATING TO SHARES........................................128
SCHEDULE 17 -  INTELLECTUAL PROPERTY.......................................................129
SCHEDULE 18 -  EXCLUSIONS TO CLAUSE 12.2(ii)...............................................140
SCHEDULE 19 -  HIGHER ELIGIBLE ACCOUNTS RECEIVABLE THRESHOLDS..............................141
SCHEDULE 20 -  AGREED FORM OF GUARANTEE....................................................142
SCHEDULE 21 -  LLOYDS GUARANTEES...........................................................143

THIS AGREEMENT is made on the 13th day of March 1995

BY:

(1) TYCO TOYS (UK) LIMITED, a company incorporated under the laws of England and Wales with registered number 2461539 having its registered office at Tyco House, Third Avenue, Globe Park, Marlow, Bucks SL7 1YF ("Tyco Toys") and MATCHBOX TOYS LIMITED, a company incorporated under the laws of England and Wales with registered number 1611433 having its registered office at Swift Park Industrial Estate, Old Leicester Road, Rugby, Warwickshire CV21 1DZ ("Matchbox") (each a "Borrower" and together the "Borrowers");

(2)    THE LENDERS as defined below;

(3) GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organised under the banking laws of the State of New York as the issuing bank in respect of certain guarantees (the "Issuing Bank"); and

(4) GENERAL ELECTRIC CAPITAL CORPORATION, aforesaid as the Agent (as such term is more particularly defined below).


NOW IT IS HEREBY AGREED as follows:


1.     DEFINITIONS AND INTERPRETATION
       ------------------------------

1.1    Definitions
       -----------

       In this Agreement (unless otherwise provided) the following expressions shall have the following meanings:

       "Accounts" means:
        --------

       (a) in relation to Tyco Parent, the audited consolidated accounts (audited by the Auditors) (including all additional information and notes thereto) of Tyco Parent and its Subsidiaries together with the relative directors' report and auditors' report; and

       (b) in relation to each of the Borrowers and their respective Subsidiaries from time to time, its audited accounts (audited by the Auditors) (including all additional information and notes thereto) together with the relative directors' report and auditors' report;

       "Advance" means an advance drawn down under the Facility and thereafter
        -------
       the principal amount of each such advance from time to time outstanding;

       "Affiliate" means, with respect to any person, (a) each person that,
        ---------
       directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, ten per cent. or more of the Stock having ordinary voting power in the election of directors of such person,
       (b) each person that controls, is controlled by or is under common control with such person or any Affiliate of such person, or (c) each of such person's officers, directors, joint ventures and partners. For the purpose of this definition, "control" of a person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise;

       "Agent" means General Electric Capital Corporation, in its capacity as
        -----
       agent and trustee for the Lenders and each successor Agent appointed from time to time under Clause 16.12;

       "Applicable Laws" means, with respect to any person, property,
        ---------------
       transaction or event, all applicable laws, statutes, regulations, treaties, judgments and decrees and (whether or not having the force of law) all applicable official directives, rules, consents, approvals, authorisations, guidelines order and policies of any Governmental Authority having authority over such person, property, transaction or event;

       "A/R Availability" means at any time with respect to any Borrower, an
        ----------------
       amount determined by the Agent in its sole discretion exercised in good faith of up to 80 per cent. of such Borrower's Eligible Accounts Receivable at such time;

       "Auditors" means Touche Ross or such other firm of chartered accountants
        --------
       of internationally recognised standing as shall have been previously approved by the Agent and appointed as auditors of the Tyco Parent, each Borrower and its Subsidiaries;

       "Base Accounts" means in respect of Tyco Parent, the Accounts of Tyco
        -------------
       Parent for the period of nine months ending on 30th September 1994;

       "Beneficiary" means any of H.M. Customs & Excise or the immediate
        -----------
       landlord of any of the sites occupied by either Borrower in England at the date of this Agreement;

       "Borrowing Availability" means, at any time with respect to any Borrower,
        ----------------------
       an amount determined by the Agent in its sole discretion exercised in good faith to be equal to the aggregate at such time of (a) up to sixty per cent. of Eligible Inventory of such Borrower, valued on a first-in, first-out basis (at the lower of the actual cost or then subsisting open market price of the same), and (b) the A/R Availability, less the aggregate of (i) the Outstandings and (ii) the amount of any reserves (other than those already taken into account by the Agent in determining the amount of such Borrower's Eligible Accounts Receivable) as the Agent may deem necessary or appropriate from time to time in its sole discretion exercised in good faith;

       "Borrowing Base Certificate" means a certificate in the form set out in
        --------------------------
       Schedule 6;

       "Business Day" means a day on which banks generally in the City of London
        ------------
       and in New York are open for interbank or foreign exchange transactions;

       "Canadian Credit Agreement" means the Credit Agreement, dated as of 22nd
        -------------------------
       February 1995, among Tyco Toys (Canada), Inc., the lenders party thereto from time to time and General Electric Capital Canada Inc., as agent, as amended, modified or supplemented from time to time in accordance with the terms thereof;

       "Capital Expenditure" shall have the meaning given to such term in the US
        -------------------
       Credit Agreement;

       "Cash Cover" means credit balances in Sterling over which the Issuing
        ----------
       Bank has rights which at all times satisfy the Bank of England's requirements for nil-weighting for capital adequacy purposes pursuant to the Solvency Ratio Directive (such requirements at the date of this Agreement being contained in BSD/1993/3);

       "Certified Copy" means, in relation to any document, a copy of such
        --------------
       document bearing the endorsement "Certified a true, complete and accurate copy of the original, which has not been amended otherwise than by a document, a Certified Copy of which is attached hereto" signed and dated by a duly authorised officer of the company in question;

       "Change in Control" means the time when (i) any person or "group" has
        -----------------
       acquired "beneficial ownership" (as such terms are defined under Section 13d-3 of and Regulation 13D under the Securities Exchange Act of 1934, as amended), either directly or indirectly, of outstanding shares of Stock of Tyco Parent having more than twenty per cent. of the voting power for the election of directors of Tyco Parent under ordinary circumstances,
       (ii) more than fifty per cent. of the members of Tyco Parent's board of directors shall have been replaced by new directors not nominated for membership on the board by a majority of directors who were either (X) directors on the Completion Date or (Y) directors after the Completion Date and whose nomination to the board of directors of Tyco Parent was itself approved by a majority of directors on the board who were directors on the Completion Date, or (iii) Tyco Parent has sold, transferred, conveyed, assigned or otherwise disposed of all or substantially all of the assets of Tyco Parent, (iv) a "Change of Control" (as defined in the Tyco Parent Senior Subordinated Note Indenture) shall have occurred or (v) a "Change of Control" or a "Fundamental Change" (each as defined in the First Chicago Notes) shall have occurred;

       "Charge Over Shares" means each charge over shares in form and content
        ------------------
       satisfactory to the Agent given or to be given by a member of the Charging Group;

       "Charged Property" means the property charged by the Security Documents
        ----------------
       and any other property, real or personal, tangible or intangible, now existing or hereafter acquired, that may at any time be or become subject to a Encumbrance in favour of

       Agent, the Issuing Bank or any of the Lenders to secure any or all of the obligations under the Financing Documents;

       "Charging Group" means each of the companies listed in Schedule 3
        --------------
       together with all other members of the Group that have executed and delivered Security Documents;

       "Commitment" means, in relation to each Lender, the principal amount set
        ----------
       opposite its name in Schedule 1 or the Schedule to any relative Transfer Certificate, in each case as reduced or cancelled under the terms of this Agreement and "Total Commitments" means the aggregate of the Lenders'
                      -----------------
       Commitments;

       "Commitment Period" means the period from and including the Completion
        -----------------
       Date to but excluding the date falling one (1) month prior to the Final Repayment Date;

       "Completion Date" means the Business Day on which the Conditions
        ---------------
       Precedent have been satisfied, in the Agent's sole discretion, or waived in writing by the Agent with the consent of all the Lenders;

       "Conditions Precedent" means each of the conditions set out in Clause 2;
        --------------------

       "Contribution" means, in relation to a Lender and an Advance or the Loan,
        ------------
       the part of such Advance or the Loan, as the case may be, made available or to be made available by such Lender and thereafter the part of such Advance or the Loan, as the case may be, owing to such Lender from time to time;

       "Debenture" means each guarantee and debenture in form and content
        ---------
       satisfactory to the Agent executed or to be executed by a member of the Charging Group;

       "Deed of Subordination" means the deed entered into or to be entered into
        ---------------------
       between (1) the Borrowers, (2) the Lenders, (3) the Issuing Bank, (4) the Agent and (5) Tyco Industries, Tyco (Far East) Limited and Tyco Manufacturing (Europe) Inc.;

       "Default" means any of the events specified in Clause 14.1;
        -------

       "Default Occurrence" means any event, occurrence or omission which with
        ------------------
       the passing of time, giving of notice or satisfaction of any other condition would be a Default;

       "Default Rate" means (a) with respect to principal owing on an Advance, a
        ------------
       rate per annum equal to the aggregate of two per cent. and the rate at which interest is then otherwise accruing hereunder from time to time thereon and (b) with respect to interest outstanding and unpaid or other amounts outstanding under any of the Financing Documents (excluding principal on the Advances), a rate per annum equal to the aggregate of the Index Rate in effect from time to time and four and one half per cent.;

       "Deferred Taxes" shall mean, with respect to any person at any date, the
        --------------
       amount of deferred taxes of such person as shown on the balance sheet of such person as of such date prepared in accordance with UK GAAP;

       "Dollar Equivalent" means in relation to an amount in Sterling on the day
        -----------------
       on which the calculation falls to be made, the amount of Dollars which could be purchased with such amount of Sterling on the basis of the spot buying rate for Dollars appearing on "FXFX" page on the Reuters Monitor Money Rates Service (or such other page as may replace such page of such service for the purpose of displaying spot exchange rates in London for acquiring Dollars) at or about 11.00 am (New York Time) on the date of such determination;

       "Dollars" and "$" means lawful money of the United States of America;
        -------       -

       "Drawdown Date" means any date, being a Business Day, on which an Advance
        -------------
       is made, or is proposed to be made pursuant to a Drawdown Notice;

       "Drawdown Notice" means a notice substantially in the form set out in
        ---------------
       Part A of Schedule 2;

       "Eligible Accounts Receivable" means at any time, with respect to any
        ----------------------------
       Borrower, the gross outstandings balance of all accounts receivable at such time of such Borrower denominated in Sterling, net of reserves established therefor, which the Agent, in its discretion, shall from time to time deem eligible, less all finance charges, late fees, other fees that are unearned, reserves for volume, advertising and booking discounts and such other reserves as the Agent, in its discretion, shall from time to time deem appropriate. Without in any way limiting the discretion given to the Agent hereunder to deem an account receivable of a Borrower ineligible, an account receivable of a Borrower shall not be an Eligible Accounts Receivable if:

       (1) any warranty or representation contained in this Agreement or any of the other Financing Documents applicable either to accounts receivable of a Borrower in general or to any such specific account receivable has been breached with respect to such account receivable in any material respect;

       (2)    (A)    such account receivable is owing by a debtor which is
                     unable to pay its debts as such debts become due or is, or is adjudged or declared to be, or admits to being, bankrupt or insolvent or is wound up or dissolved; or

              (B) such account receivable is owing by a debtor in relation to whom any legal proceedings are started or other steps are taken for (i) the bankruptcy, liquidation, winding-up, dissolution or suspension of general operations of such debtor, (ii) the composition, reorganisation, reconstruction of, or the granting of other relief from, or stay of proceedings to enforce, some or all of the debts of such debtor, (iii) the appointment of a trustee, receiver, administrative receiver, administrator, liquidator, or similar officer over the whole or any substantial part of the undertaking and assets of, such debtor; or

              (C) such account receivable is owing by a debtor in relation to whom a creditor or encumbrancer attaches or takes possession of, or a distress, execution, sequestration or other process is levied, commenced or enforced upon or sued out against, or other proceedings are taken to enforce security over, all or a substantial part of the assets of such debtor;

       (3) such account receivable has remained unpaid after the earlier to occur of (A) 60 days after the date on which payment is specified to be due in the original applicable invoice and (B) 270 days after the date of such original applicable invoice;

       (4) such account receivable is subject to a volume discount, and in that case such account receivable shall be ineligible to the extent of the amount of the volume discount;

       (5) such account receivable is payable by a debtor which is a supplier, creditor or an Affiliate of either of the Borrowers;

       (6) such account receivable is owing by a debtor whose billing address (as determined by the Agent) is situated outside of the United Kingdom and Eire or such account receivable is not denominated in Sterling;

       (7) the sale represented by such account receivable is on a bill-and-hold, undelivered sale, guaranteed sale, sale or return, consignment or sale on approval basis;

       (8) the Agent believes, in its sole discretion, that the collection of such account receivable is uncertain or that such account receivable may not be paid;

       (9) such account receivable is subject to any claim by or dispute with the debtor where the payment of an amount which is, in the opinion of the Agent exercised in good faith, equal to or greater than ten per cent. of such account receivable is disputed;

       (10) such account receivable is subject to any right of set-off by the debtor;

       (11) the Agent does not have a perfected first ranking Encumbrance in and to such account receivable as agent and trustee for itself, the Issuing Bank and the Lenders, subject to no prior ranking Encumbrance;

       (12) such account receivable is not evidenced by an invoice (or other writing in form acceptable to the Agent in its sole discretion);

       (13) such account receivable is an account receivable owing by a Governmental Authority;

       (14) in order to be entitled to collect payment of it, a Borrower is required to perform any additional service or perform or incur any additional obligation;

       (15) such account receivable is owing by a debtor whose indebtedness to a Borrower in respect of accounts receivable which are otherwise ineligible exceeds 50% of such debtor's total indebtedness to such Borrower;

       (16) such account receivable is owing by a debtor whose accounts receivable owing to a Borrower exceeds, in the case of the debtors set out in Schedule 19, the percentages specified therein, and in the case of any other debtor, 10% of the aggregate amount of all accounts receivable of such Borrower and, in that case, such account receivable shall be ineligible to the extent that the amount of all accounts receivable owing by such debtor and which are otherwise eligible exceeds, in the case of each such debtor such percentage set against its name in Schedule 19, and in the case of any other debtor, 10% of the aggregate amount of all accounts receivable of such Borrower; or

       (17) such account receivable is an account receivable in respect of which a debtor takes a deduction of credit not authorised or otherwise agreed to by a Borrower and in that case such account receivable shall be ineligible to the extent of the amount of the deduction;

       "Eligible Inventory" means, with respect to any Borrower, such Inventory
        ------------------
       of such Borrower that consists of finished goods and that are not ineligible as the basis for Advances based on such criteria determined by Agent from time to time in its sole discretion exercised in good faith. Criteria for eligibility may be fixed and revised from time to time by the Agent in its sole discretion exercised in good faith. Unless otherwise agreed to in writing by the Agent, in determining whether Inventory of any Borrower constitutes Eligible Inventory of such Borrower, the Agent shall not include any Inventory that:

       (a) is not owned by such Borrower free and clear of all Encumbrances and rights of others, (other than a first priority Encumbrance in favour of the Agent as agent and trustee for itself, the Issuing Bank and the Lenders) (save for liens over Inventory held by a person described in paragraph (d) below where the Agent is in possession of such agreements as described in paragraph (d) as it reasonably requires);


       (b) except as provided in paragraph (c) and (d) below, is not located on premises owned and operated by such Borrower and referenced in
              Schedule 7;

       (c) is Inventory in transit or Inventory held on or at any leased premises where the landlord thereof has not executed a consent and waiver in form and substance reasonably satisfactory to the Agent;

       (d) is in the possession or control of a bailee, warehouseman, processor, converter, finisher or other person other than such Borrower, unless the Agent is in possession of such agreements, instruments and documents as the Agent may reasonably require (each in form and content reasonably acceptable to the Agent and duly executed, as appropriate by the bailee, warehouseman, processor, converter or other person in possession or control of such Inventory, as applicable) including warehouse receipts in the Agent's name covering such Inventory;

       (e) is covered by a negotiable document of title which is not in the actual possession of the Agent;

       (f) in the Agent's judgment, is obsolete, unsaleable, shopworn, damaged, unfit for further processing, or is of substandard quality;

       (g) consists of display items, samples, supplies, small tools, packaging and shipping materials or defective goods which have been returned by the buyer;

       (h)    consists of discontinued or slow-moving items;

       (i) does not meet all standards imposed by any Governmental Authority situated in the United Kingdom which are applicable in the United Kingdom;

       (j) is placed by such Borrower on consignment or held by such Borrower on consignment from another person;

       (k) is in violation of the Consumer Protection Act 1987, the Sale of Goods Act 1979, the Sale and Supply of Goods Act 1994, the Toys (Safety) Regulations 1989 and any legislation or regulation amending, replacing or supplementing the same or any successor statute or section; or

       (l) in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any other Financing Document;

       "Encumbrance" means any mortgage, charge, assignment for the purpose of
        -----------
       security, pledge, lien, rights of set-off, arrangements for retention of title or hypothecation or trust arrangement for the purpose of, or which has the effect of, granting security or other security interest or preferential arrangement of any kind whatsoever or any agreement, whether expressed to be conditional or otherwise, to create any of the same or any agreement to sell or otherwise dispose of any asset on terms whereby such asset is or may be leased to or re-acquired or acquired by any member of the Group (other than sales which, in the opinion of the Agent, constitute
       bona fide sales of Inventory in the ordinary course of trade of any Borrower to any such member of the Group);

       "Environment" means all or any of the following media; air (including air
        -----------
       within buildings or other structures and whether above or below ground), land (including buildings and any other structures or erections in, on or under it and any soil and anything below the surface of land), land covered with water and water (including sea, ground and surface water);

       "Environmental Claim" means any written or oral notice or intimation from
        -------------------
       anyone including, without limitation, any regulatory authority or government agency, alleging any breach, contravention or violation of any Environmental Law by either Borrower or any of its Subsidiaries or the existence of any liability or potential liability arising from any such breach, contravention or violation including, without limitation, liability to conduct, pay for or for damages in respect of any investigation or audit, clean-up, remediation, administrative cost or charge or expense, damage to the Environment or any natural resource, property, loss or damage, personal injury or any penalty attaching or relating to the presence, emission, release or leak of any Hazardous Material in or to the Environment;

       "Environmental Law" means all statutes, treaties and conventions,
        -----------------
       directives, regulations and all codes of practice or conduct, circulars and guidance notes having legal or judicial import or effect whether of a criminal, civil or administrative nature, and the rules of Common Law, relating to or concerning:

       (a)    pollution or contamination of the Environment;

       (b) harm, whether actual or potential, to mankind and human senses, living organisms and ecological systems;

       (c) the generation, manufacture, processing, distribution, use (including abuse), treatment, storage, disposal, transport or handling of Hazardous Materials; and

       (d) the emission, leak, release or discharge into the Environment of noise, vibration, dust, fumes, gas, odours, smoke, steam, effluvia, heat, light, radiation (of any kind), infection, electricity or any Hazardous Material and any matter or thing capable of constituting a nuisance or an actionable tort of any kind in respect of such matters;

       "Environmental Permit" means any and all approvals, authorisations,
        --------------------
       consents, licences, mandates, registrations or permits required by any Environmental Law;

       "Existing Credit Agreement" means the Amended and Restated Credit
        -------------------------
       Agreement, dated as of 2nd October, 1992, among Tyco Industries, as borrower, Tyco Parent, certain Subsidiaries of Tyco Parent, the lenders party thereto, NationsBank N.A. (Carolinas) formerly known as NationsBank of North Carolina, N.A., as Agent, and The Bank of Nova Scotia, as co-agent, as amended by Amendment No. 1 thereto dated as of 18th March, 1993, Amendment No. 2 thereto dated as of 10th February 1994, Amendment No. 3 thereto dated as of 15th November 1994, Amendment No. 4 thereto dated as of 8th February 1995 and by a letter agreement thereto dated 7th June 1994;


       "Facility" means the revolving credit facility, the terms and conditions
        --------
       of which are set out in this Agreement;

       "Facility Limit" means, subject to Clauses 7.2 and 8, $35,000,000;
        --------------

       "Fees Letter" means the letter of even date herewith from the Agent to
        -----------
       the Borrowers relating to certain fees payable to the Agent by the Borrowers in relation to this Agreement, being described on its face as the Fees Letter;

       "Final Repayment Date" means the third anniversary of the Completion
        --------------------
       Date;

       "Financial Year" in relation to a person the calendar year or such other
        --------------
       period as agreed by the Agent (acting on the instructions of the Majority Lenders);

       "Financing Documents" means this Agreement, the Fees Letter, the
        -------------------
       Participation Agreement, the Hedging Agreements and the Security
       Documents;

       "First Chicago Notes" shall mean the convertible subordinated notes due
        -------------------
       July 18, 2001 issued by Tyco Parent in the original aggregate principal amount of $13,500,000, as amended, modified, supplemented, replaced or substituted for from time to time in accordance with the terms thereof and of the US Credit Agreement;

       "Global Lenders" means, collectively, the lenders (other than Lloyds)
        --------------
       providing or committing to provide any financial accommodations under any of the Overall Facilities;

       "Governmental Authority" means any nation or government, any state or
        ----------------------
       other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government;

       "Group" means each of the Tyco Parent and each Subsidiary of the Tyco
        -----
       Parent from time to time during the Security Period;

       "Guarantee" means a guarantee issued or to be issued by the Issuing Bank
        ---------
       in favour of Lloyds at the request of either Borrower, subject to the terms and conditions hereof, in the terms or in substantially the terms set out in Schedule 20;

       "Guarantee Facility" means the guarantee facility, the terms and
        ------------------
       conditions of which are set out in this Agreement;

       "Guarantee Facility Limit" means, subject to Clause 8, (Pounds)1,525,600;
        ------------------------

       "Hazardous Materials" means any element or substance, whether natural or
        -------------------
       artificial, and whether consisting of gas, liquid, solid or vapour, whether on its own or in any combination with any other element or substance, which is listed, identified, defined or determined by any applicable Environmental Law to be, to have been, or to be capable of being or becoming harmful to mankind or any living organism or damaging to the Environment;

       "Hedging Agreements" means each of the agreements entered into pursuant
        ------------------
       to Clause 13.2(x)(ii);

       "Indebtedness" means, in relation to any member of the Group (or any
        ------------
       other person), its obligation (whether present or future, actual or contingent and whether incurred as principal or surety) for the payment or repayment of money (whether in respect of interest, principal or otherwise) incurred in respect of any of:

       (i)    moneys borrowed or raised;

       (ii)   any bond, note, loan stock, debenture or similar instrument;

       (iii) acceptance credit, bill discounting, note purchase, factoring facilities or documentary credit facilities;

       (iv) payment obligations under hire purchase agreements, conditional sale agreements and leases (whether in respect of land, machinery, equipment or otherwise);

       (v) guarantees, bonds, stand-by letters of credit or other similar instruments issued in connection with the performance of contracts;

       (vi) interest rate or currency swap agreements or any other hedging instrument in respect of interest rates or currencies;

       (vii) where the calculation falls to be made in relation to any member of the Group, any arrangement pursuant to which any asset disposed of by any member of the Group is to be or may be re-acquired or acquired by any member of the Group (whether following the exercise of an option or otherwise) save for sales, which in the opinion of the Agent, constitute bona fide sales of Inventory in the ordinary course of trade of such member of the Group; and

       (viii) counter-indemnities, guarantees or other assurances against financial loss in respect of the liability or obligation of any person falling within any of paragraphs (i) to (vii) above;

       Provided that Indebtedness shall not include obligations to trade creditors incurred in the ordinary course of business (including trade debt incurred to any member of the Group with respect to purchases of Inventory), and shall not include obligations to pay inter-company management and royalty fees to Tyco Industries, Inc or any company which is a parent company of the company bound to pay such fees.

       "Index Rate" shall mean for any day, the rate per annum certified by
        ----------
       Lloyds Bank Plc to be its base lending rate on such day;

       "Interest Date" means with respect to Advances where the Index Rate Basis
        -------------
       under Clause 6 is applicable, each of the first day of the calendar month next succeeding the month in which such Advance is made (or if such first day is not a Business Day, the immediately succeeding Business Day), the first day of each subsequent calendar month until the Final Repayment Date and the Final Repayment Date and, where the LIBOR Basis under Clause 6 is applicable, the Repayment Date for such Advance, or in respect of any amount on which interest accrues under Clause 6.3, the last day of the relevant Interest Period;

       "Interest Period" means each period determined in accordance with Clause
        ---------------
       6 for the purpose of calculating interest on Advances or overdue amounts;

       "Inventory" means all stock, inventory, merchandise, goods and other
        ---------
       moveable chattels, wherever located, which are held by or on behalf of any Borrower for sale or lease in either Borrower's business or hereafter owned or acquired by either Borrower;

       "Issue Date" means, in respect of a Guarantee, the Business Day on which
        ----------
       such Guarantee is issued by the Issuing Bank under this Agreement or proposed to be issued pursuant to an Issue Request;

       "Issue Request" means a request substantially in the form of Part B of
        -------------
       Schedule 2;

       "Leases" shall mean all of those leasehold estates in real property now
        ------
       owned or hereafter acquired by any Borrower or any other member of the Charging Group, as lessee or sub lessee;

       "Lender Transferee" has the meaning attributed thereto in Clause 20;
        -----------------

       "Lenders" means each of the lenders listed in Schedule 1, their
        -------
       respective successors in title, assigns and each Lender Transferee and "Lender" shall be construed accordingly;

       "Lending Office" means, in relation to each Lender, the lending office
        --------------
       details of which are set out in Schedule 1 or the relative Transfer Certificate or such other lending office in the United Kingdom through which its Commitment is maintained and through which its Contribution is made and maintained under this Agreement and in relation to a Participant, the office at which the relevant assets and liabilities relating to it in its capacity as such are, or are to be, booked;

       "LIBOR" means, in respect of an Advance or other sum the rate per annum
        -----
       determined by the Agent by reference to the rate per annum established by the

       British Bankers' Association as the Sterling London Interbank Offered Rate or, if not denominated in Sterling, the London Interbank Offered Rate for the relevant currency, for a period equal to the relative Interest Period, which appears on Telerate Page 3750 as of 11:00 a.m. (London time), in the case of Sterling one Business Day prior to the beginning of such Interest Period and in the case of any other currency two Business Days prior to the beginning of such Interest Period;

       "Lloyds" means Lloyds Bank Plc;
        ------

       "Lloyds Deposit Agreements" means deposit agreements in Lloyds' standard
        -------------------------
       form to be entered into between each of the Borrowers (1) and Lloyds (2);

       "Lloyds Deposits" mean (Pounds)109,382 and (Pounds)109,382 standing to
        ---------------
       the credit of the Lloyds Tyco Deposit Account and the Lloyds Matchbox Deposit Account respectively;

       "Lloyds Guarantees" means the guarantees issued by Lloyds specified in
        -----------------
       Schedule 21:

       "Lloyds Matchbox Deposit Account" means the account numbered 7535854 with
        -------------------------------
       Lloyds Bank Plc and designated "Lloyds Bank Plc re Matchbox Toys
       Limited";

       "Lloyds Tyco Deposit Account" means the account numbered 7534866 with
        ---------------------------
       Lloyds Bank Plc and designated "Lloyds Bank Plc re Tyco Toys (UK)
       Limited";

       "Loan" means, at any time, the aggregate amount of Advances outstanding
        ----
       at such time;

       "Majority Lenders" means those Lenders the aggregate of whose
        ----------------
       participations comprise at least 50 per cent. of the Advances or, at any time when an Advance is not outstanding, those Lenders whose Commitments comprise at least 50 per cent. of the Total Commitments;

       "Mandatory Liquid Asset Costs" means, in relation to each Lender, the
        ----------------------------
       additional cost to such Lender of compliance with the reserve asset ratio from time to time required by the Bank of England, expressed as a rate per cent. per annum, in accordance with the formula set out in
       Schedule 4;

       "Margin" means 2.5 per cent. per annum;
        ------

       "Matchbox Fixed IRB Advances" means the initial Advance or Advances made
        ---------------------------
       to Matchbox on an Index Rate Basis and which, at the time of drawing, in aggregate equal (Pounds)109,382;

       "Matchbox International" means Matchbox International Limited a company
        ----------------------
       incorporated under the laws of Hong Kong with registered number 112203;

       "Material Adverse Effect" shall mean a material adverse effect on (i) the
        -----------------------
       business, assets, operations, prospects, or financial condition of any Borrower or any of its

       Subsidiaries, (ii) the ability of any Borrower or any Subsidiary thereof to pay or perform its obligations under the Financing Documents in accordance with the terms thereof, (iii) the Charged Property or the Agent's, Issuing Bank's or Lenders' Encumbrances on the Charged Property or the priority of any such Encumbrances, or (iv) the rights and remedies of the Agent, the Issuing Bank and Lenders under this Agreement and the other Financing Documents;

       "Material Contracts" shall mean each contract (other than any purchase
        ------------------
       order by any Borrower or Subsidiary thereof in the ordinary course of trading of Inventory to persons who are not Affiliates of any Borrower or Subsidiary thereof) to which any Borrower or any Subsidiary thereof is now or hereafter a party which (i) involves aggregate consideration payable to or by such Borrower or Subsidiary, contingent or otherwise, in excess of (Pounds)200,000 in any calendar year or (ii) is otherwise material to its business or operations;

       "Obligor" shall mean any borrower under any of the Overall Facilities and
        -------
       any guarantor of any or all of the obligations of any such borrower under any of the Overall Facilities, including, without limitation, the Borrowers and the other members of the Charging Group;

       "Outstandings" means, at any given time in respect of each of the
        ------------
       Guarantees then in issue, the aggregate maximum amount for which such Guarantees were issued less the aggregate amount of any permanent reductions thereof;

       "Overall Facilities" shall mean, collectively, the loan facilities
        ------------------
       provided under this Agreement, the Canadian Credit Agreement and the US Credit Agreement;

       "Participant" means General Electric Capital Corporation in its capacity
        -----------
       as sub-Participant under the Participation Agreement and its successors and assigns thereunder;

       "Participated Amount" of any Contribution, any Commitment, the Loan or of
        -------------------
       any Advance or Advances means, in respect of a Participant at any time, the amounts of such Contribution, Commitment, Loan, Advance or Advances in respect of which the Participant has a participation or liability (whether present or future, actual or contingent) pursuant to the Participation Agreement;

       "Participation Agreement" means a participation agreement in form and
        -----------------------
       content satisfactory to the Agent, made or to be made between (1) Lloyds,
       (2) the Agent, (3) the Participant and (4) the Borrowers;

       "Permitted Encumbrance" means:
        ---------------------

       (a) all security interests and the other Encumbrances created in favour of the Agent pursuant to this Agreement and any of the Security Documents;

       (b) liens arising by operation of law not exceeding (Pounds)100,000 or any rights of set-off;

       (c) any leases to which any member of the Group is a party as lessee made in the ordinary course of business;

       (d) any Encumbrance listed in Schedule 10 being those Encumbrances subsisting at the date of this Agreement, provided that the amount thereby secured shall not be increased after the date of this Agreement;

       (e) any Encumbrance granted over an asset which secures a liability to a creditor incurred after the Completion Date in the ordinary course of business in relation to and incurred solely for the purpose of the financing or refinancing of an asset where such Encumbrance secures that asset alone provided that:

              (i) the principal amount secured by such Encumbrance does not exceed the unpaid purchase price for such asset, or, in the case of a refinancing, the Indebtedness secured does not exceed the outstanding principal amount of the Indebtedness being refinanced;

              (ii) the aggregate amount of Indebtedness secured by Encumbrances falling within this paragraph (e) shall not at any time exceed (together with any Indebtedness permitted in this paragraph (e) to refinance Indebtedness under any conditional sale agreements) (Pounds)100,000;

              (iii) in the case of refinancing, the terms of such new Indebtedness are no less favourable to the person owing the same as the terms of the Indebtedness being financed; and

              (iv) such asset is not a component, part or accessory installed on, or an accession, addition or attachment to any other asset or property of any member of the Charging Group or an Affiliate of any thereof;

       (f)    the Lloyds Deposit Agreements;

       "Permitted Indebtedness" means:
        ----------------------

       (a) Indebtedness outstanding under the Overall Facilities or under any guarantee or security granted in respect of any such Indebtedness;

       (b) Indebtedness to trade creditors incurred in the normal course of the prudent conduct of the trading activities of a member of the Charging Group;

       (c) Indebtedness under hire purchase agreements, conditional sale agreements and leases where such agreements have not been entered into primarily as a method of raising finance not exceeding (Pounds)500,000;

       (d)    Deferred Taxes;

       (e) any Indebtedness set out in Schedule 8 and any refinancing or refunding thereof provided that such Indebtedness is not increased in amount after the date hereof;

       (f) Indebtedness under currency exchange agreements, currency futures or currency options permitted under the words in parenthesis in Clause 13.3(n);

       (g) Indebtedness under interest rate protection agreements the terms of which are acceptable to the Agent;

       (h) Indebtedness of the Borrowers and their respective Subsidiaries which would be permitted under the terms of Section 6.3 of the US Credit Agreement; and

       (i) Indebtedness under counter-indemnities given by either Borrower to Lloyds in respect of Lloyds Guarantees;

       "Prior Claims" means, at any time, all Encumbrances created by any
        ------------
       Applicable Law, which rank or are capable of ranking prior to or pari passu with the Agent's security in the Charged Property, including, without limitation, for preferential debts;

       "Real Property" shall mean all real property owned, leased or operated by
        -------------
       any Borrower or any other member of the Group or any Affiliate of any Borrower or any other member of the Group;

       "Receivables Funding Agreement" shall mean the Receivables Funding and
        -----------------------------
       Servicing Agreement, dated as of the date of the US Credit Agreement, among Tyco Funding I Corporation and Tyco Funding II Corporation, as seller, Redwood, as buyer, Tyco Industries, as servicer, Financial Security Assurance Inc. and General Electric Capital Corporation, as operating agent and collateral agent;

       "Receivables Funding Documents" means, collectively, the Receivables
        -----------------------------
       Funding Agreement and the Receivables Sale Agreement;

       "Receivables Sale Agreement" shall mean, collectively (i) the Receivables
        --------------------------
       Transfer Agreement, dated as of the date of the US Credit Agreement, by and among Tyco Manufacturing Corporation and Tyco Funding I and Tyco Funding II Corporation and (ii) the Receivables Transfer Agreement, dated as of the date of the US Credit Agreement, by and between Tyco Industries and Tyco Funding I and Tyco Funding II Corporation;

       "Redwood" shall mean Redwood Receivables Corporation;
        -------

       "Repayment Date" means in relation to (a) an Advance to which the LIBOR
        --------------
       Basis applies, the last day of the Interest Period relative thereto, (b) a Matchbox Fixed IRB Advance and a Tyco Fixed IRB Advance, the Final Repayment Date and (c) an Advance made on an Index Rate Basis (other than a Matchbox Fixed IRB Advance or a Tyco Fixed IRB Advance) the Final Repayment Date, subject to the provisions of clause 7.6 of each of the Debentures;

       "Restricted Payment" shall mean, with respect to any person (a) the
        ------------------
       declaration or payment of any dividend or the occurrence of any liability to make any other payment or distribution of cash or other property or assets in respect of such person's Stock; (b) any payment on account of the purchase, redemption, defeasance or other retirement of such person's Stock or any other payment or distribution made in respect thereof, either directly or indirectly; or (c) any payment, loan, contribution, or other transfer of funds or other property to any Stockholder of such person;

       "Security Documents" means each of the Deed of Subordination, the
        ------------------
       Debentures, the Charges over Shares and the Trade Mark Charges set out in
       Schedule 3 executed or to be executed by members of the Charging Group and any guarantees and documents creating security executed and delivered after the date hereof in respect of the obligations and liabilities of any of the Borrowers and the other members of the Group under this Agreement or the other Financing Documents;

       "Security Period" means the period starting on the date hereof and ending
        ---------------
       on the date on which all of the obligations and liabilities of the members of the Group under each of this Agreement and the other Financing Documents are discharged in full and none of the Agent, the Issuing Bank and the Lenders has any continuing obligation in relation to the Facility or the Guarantee Facility;

       "Settlement Amount" means the amount payable by the Issuing Bank to
        -----------------
       Lloyds in respect of a Guarantee, which amount shall include all interest, commissions and expenses payable by the Issuing Bank to Lloyds;

       "Settlement Date" means the date on which payment of a Settlement Amount
        ---------------
       is due to Lloyds in respect of a Guarantee;

       "Solvency Ratio Directive" means the Council directive of 18 December
        ------------------------
       1989 on a solvency ratio for credit institutions (89/647/EEC) as currently in force and as modified or re-adopted from time to time;

       "Sterling", "Pounds" and "(Pounds)" means the lawful currency for the
        --------    ------       --------
       time being of the United Kingdom;

       "Sterling Equivalent" means, in relation to an amount in Dollars on the
        -------------------
       day on which the calculation falls to be made, the amount of Sterling which could be purchased with such amount of Dollars on the basis of the spot buying rate for Sterling appearing on "FXFX" page on the Reuters Money Rates Service (or such other page as may replace such page of such service for the purpose of displaying spot exchange rates in London for acquiring Sterling at or about 11.00 a.m. (New York time) on the date of such determination;

       "Stock" means all shares, options, warrants, general or limited
        -----
       partnership interests, participations or other equivalents (regardless of how designated) on or in a corporation, partnership or equivalent entity whether voting or non-voting, including common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended);

       "Subsidiary" has the meaning ascribed to it by section 736 of the
        ----------
       Companies Act 1985 and "Subsidiaries" shall be construed accordingly;
                               ------------

       "Tax" includes all present and future taxes, charges, imposts, duties,
        ---
       levies, deductions, withholdings or fees of any kind whatsoever, or any amount payable on account of or as security for any of the foregoing, payable at the instance of or imposed by any statutory, governmental, international, state, federal, provincial, local or municipal authority, agency, body or department whatsoever or any central bank or monetary agency or European Union institution, in each case whether in the United Kingdom or elsewhere, together with any penalties, additions, fines, surcharges or interest relating thereto including (without limitation) income tax, corporation tax, advance corporation tax, capital gains tax, value added tax, petroleum revenue tax, customs and other import duties, stamp duty, stamp duty reserve tax, capital transfer tax, inheritance tax, insurance premium tax, capital duty, payments to be made under the Pay As You Earn system and national insurance contributions; and "Taxes"
                                                                         -----
       and "Taxation" shall be construed accordingly;
            --------

       "Tax Liability" means in respect of any person:
        -------------

       (a) any liability or any increase in the liability of that person to make any payment or payments of or in respect of Tax;

       (b) the loss of any relief, allowance, deduction or credit in respect of Tax which would otherwise have been available to that person;

       (c) the setting off against income, profits or gains or against any Tax liability of any relief, allowance deduction or credit in respect of Tax which would otherwise have been available to that person; and

       (d) the loss or setting off against any Tax liability of a right to repayment of Tax which would otherwise have been available to that person.

       For the purposes of this definition any question of whether or not any relief, allowance, deduction, credit or right to repayment of Tax has been lost or set-off, and if so, the date on which that loss or set-off took place, shall be conclusively determined by the relevant person's auditors;

       "Tax on Overall Net Income" means in relation to a Lender and a
        -------------------------
       Participant Tax (other than Tax deducted or withheld from any payment) imposed on such Lender or such Participant on its net profits by the jurisdiction in which either its Lending Office or its head office is situated;

       "Total Commitments" has the meaning ascribed to it in the definition of
        -----------------
       Commitment;

       "Trade Mark Charge" means a fixed charge over inter alia certain trade
        -----------------
       mark rights in form and content satisfactory to the Agent given or to be given pursuant to Clause 2;

       "Transfer Certificate" means a transfer certificate in substantially the
        --------------------
       form set out in Schedule 5;

       "Tyco Fixed IRB Advance" means the Initial Advance or Advances made to
        ----------------------
       Tyco Toys on an Index Rate Basis and which, at the time of drawing, in aggregate equals (Pounds)109,382;

       "Tyco Industries" means Tyco Industries Inc., a Delaware corporation;
        ---------------

       "Tyco Parent" means Tyco Toys, Inc., a Delaware corporation;
        -----------

       "Tyco Parent Senior Subordinated Note Indenture" shall mean the
        ----------------------------------------------
       Indenture, dated 15th August 1992, between Tyco Parent, as issuer, certain Subsidiaries of Tyco Parent, as guarantors, and Bankers Trust Company, as trustee (as successor trustee to NationsBank of Virginia, N.A.), with respect to Tyco Parent's 10-1/8% senior subordinated notes due August 15, 2002, as such indenture was supplemented by two supplemental indentures, dated 17th October 1992 and 8th June 1993, respectively, adding additional Subsidiaries of Tyco Parent as guarantor and as such indenture shall be further amended, modified or supplemented from time to time in accordance with the terms thereof and the US Credit Agreement;

       "UK Generally Accepted Accounting Principles" and "UK GAAP" means
        -------------------------------------------       -------
       accounting principles, concepts, bases and policies generally adopted and accepted in the United Kingdom;

       "US Generally Accepted Accounting Principles" and "US GAAP" means
        -------------------------------------------       -------
       accounting principles, concepts, bases and policies generally adopted and accepted in the United States of America;

       "US Credit Agreement" shall mean the Credit Agreement, dated as of 22nd
        -------------------
       February 1995, made among Tyco Distribution Corporation and Tyco Manufacturing Corporation (1), Tyco Parent (2), certain lenders and General Electric Capital

       Corporation as agent, as amended, modified or supplemented from time to time in accordance with the terms thereof; and

       "VAT" means value added tax as provided for in the Value Added Tax Act
        ---
       1983 and legislation (or purported legislation and whether delegated or otherwise) supplemental thereto or in any primary or secondary legislation promulgated by the European Union or any official body or agency thereof, and any tax similar or equivalent to value added tax imposed by any country other than the United Kingdom and any similar or turnover Tax replacing or introduced in addition to any of the same;


1.2    Clause Headings
       ---------------

       Clause headings are for convenience of reference only and shall not affect the construction of this Agreement.

1.3    Interpretation
       --------------

       In this Agreement (unless otherwise provided):

       1.3.1 where a covenant or obligation is expressed to be subject to materiality, an event, occurrence or omission shall only constitute a breach of that covenant or obligation if such potential breach (considered together with all other potential breaches of that covenant or obligation) may in the opinion of the Majority Lenders have a Material Adverse Effect;

       1.3.2 references to Clauses and Schedules are to be construed as references to the Clauses of, and Schedules to, this Agreement as amended or varied from time to time and references to sub-Clauses shall unless otherwise specifically stated be construed as references to the sub-Clauses of the Clause in which the reference appears;

       1.3.3 references to any Financing Document shall be construed as references to this Agreement or such Financing Document, as amended, varied, novated or supplemented, as the case may be, from time to time;

       1.3.4 words importing the singular shall include the plural and vice versa;

       1.3.5 references to any person shall include that person's assigns or transferees or successors in title and shall be construed as including references to an individual, sole proprietorship, firm, partnership, joint venture, trust, company, corporation, institution, unincorporated body of persons, association public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof);

       1.3.6 references to any statute or statutory provision include any statute or statutory provision which amends, extends, consolidates or replaces the same, or which has been amended, extended, consolidated or replaced by the same, and shall include any orders, regulations, instruments or other subordinate legislation made under the relevant statute;

       1.3.7 accounting terms shall be construed so as to be consistent with US Generally Accepted Accounting Principles except where expressly stated to be construed in accordance with UK Generally Accepted Accounting Principles;

       1.3.8 the words "other" and "otherwise" shall not be construed ejusdem generis with any foregoing words where a wider construction is possible;

       1.3.9 the words "including" and "in particular" shall be construed as being by way of illustration or emphasis only and shall not be construed as, nor shall they take effect as, limiting the generality of any foregoing words; and

       1.3.10 all capitalised words and expressions appearing in Clause 13.2 shall have the meaning ascribed to such words and expressions in the US Credit Agreement.

2.     CONDITIONS PRECEDENT
       --------------------

       Notwithstanding any other provision of this Agreement, none of the Agent, the Issuing Bank and the Lenders shall be under any obligation whatsoever under or in connection with this Agreement unless:-

       (a) the Agent shall have received (in form and content reasonably satisfactory to the Agent), by 10th March 1995, all of the following:

                (i) a Certified Copy of the Certificate of Incorporation (and any relative certificate of incorporation on change of name) and the Memorandum and Articles of Association in form and content satisfactory to the Agent of each of the Borrowers and each member of the Charging Group incorporated in England and Wales, the articles or certificate of incorporation of Tyco Industries certified by the Secretary of State of Delaware and the by-laws of Tyco Industries as in effect on the Completion Date, certified by the Secretary, Assistant Secretary or other appropriate officer or director of Tyco Industries, and the equivalent constitutional documents of Matchbox International;

                (ii) a Certified Copy of the board minutes and resolutions of each of the Borrowers approving and authorising the execution, delivery and performance of each of the Financing Documents to which such Borrower is a party on the terms and conditions thereof and authorising a person or persons to sign or otherwise attest the due execution of such documents and any other documents to be executed or delivered by the relevant Borrower pursuant thereto together with a certificate of a duly authorised officer of each Borrower setting out the names and signatures of the persons authorised to sign such documents on behalf of such Borrower;

              (iii) Certified Copies of board minutes and resolutions of each member of the Charging Group (other than the Borrowers) approving and authorising the execution, delivery and performance by it of each of the Security Documents to which it is a party on the terms and conditions thereof and authorising a person or persons to sign or otherwise attest the due execution of such documents and any other documents to be executed by it pursuant thereto together with a certificate of a duly authorised officer of each such member of the Charging Group setting out the names and signatures of the persons authorised to sign such documents on its behalf;

              (iv) Certified Copies of all consents, licences, approvals or authorisations of any governmental or other authority, bureau or agency or of any other third party required by each member of the Charging Group in connection with the execution, delivery, performance, validity or enforceability of the Financing Documents or any document to be delivered thereunder;

              (v) the Fees Letter duly executed by each Borrower together with the fees payable thereunder on the Completion Date;

              (vi) each Security Document listed in Column 3 of Schedule 3 duly executed by the company listed opposite such Security Document in Column 1 of Schedule 3 together with all documents deliverable therewith;

              (vii) evidence that each Borrower and each Subsidiary of any Borrower (or, in either case, an Affiliate thereof) maintains such policies of insurance in such amounts as are satisfactory to the Agent and otherwise meeting the requirements of clause 10 of any Debenture to which a Borrower and each Subsidiary of any Borrower is a party;

              (viii) legal opinions from Wilde Sapte, Wolf, Block, Schorr &
                     Solis-Cohen counsel to Tyco Parent, Denton Hall and Denton Hall Hong Kong;

              (ix) a Borrowing Base Certificate as of the Completion Date in relation to each Borrower certified by Tyco Parent;

              (x) all relevant deeds of release relating to all Encumbrances (other than Permitted Encumbrances) affecting any of the assets of members of the Charging Group or undertakings acceptable to the Agent;

              (xi) Certified Copies of all existing environmental reviews and audits (if any) pertaining to any member of the Charging Group;

              (xii) a letter from the agent under each of the Overall Facilities and the Receivables Funding Agreement that the conditions precedent to drawdown thereunder have been, or shall immediately after the satisfaction of the Conditions Precedent be, satisfied and that the Receivables Funding Documents are in full force and effect;

              (xiii) a certificate from an officer of Tyco Parent that each member of the Charging Group is in compliance in all material respects with all Material Contracts;

              (xiv) evidence that other than in relation to any matter specified in Schedule 9 (i) since 30th September 1994, there has been no material increase in liabilities, liquidated or contingent, of any Borrower or any of their Subsidiaries, or any material decrease in the assets of any Borrower or any of their Subsidiaries (other than normal recurring seasonal changes in the foregoing consistent with prior years' experience), (ii) no event since 30th September 1994 has occurred which would have a Material Adverse Effect (it being understood that the financial results described in Tyco Parent's press release of October 25th 1994 shall not constitute a Material Adverse Effect so long as the Agent has determined, after due diligence, that the results described therein reflect completely and accurately, in all material respects, the actual results for the period covered);

              (xv) confirmation that there is no subsisting unsatisfied judgment or award given against any member of the Charging Group by any court, arbitrator or other body and no action, litigation, arbitration or administrative proceeding has been commenced, or is pending or threatened against any member of the Charging Group which :


                     (i) challenges any such member of the Charging Group's right, power or ability to enter into or perform any of its obligations under the Financing Documents or the validity or enforceability of any Financing Document; or

                     (ii) which is reasonably likely to have a Material Adverse Effect;

                      and, in either case which, in the Agent's sole judgment exercised in good faith, would make it inadvisable to complete the transactions contemplated by the Financing Documents or any of the other Overall Facilities;

              (xvi)   the Accountant's Letter (as defined in Clause 13.1.5).

              (xvii) evidence that the repayment of any sums owing from one member of the Group to another is subordinated to the repayment of any sums due under the Financing Documents to the extent permitted under the Existing Credit Agreement;

              (xviii) a certificate of the Chief Financial Officer of Tyco
                      Parent that neither of the Borrowers is deemed to be unable to pay its debts by reason of s123 of the Insolvency Act 1986;

              (xix) acknowledgement of the Debenture by third party holders of Inventory;

              (xx) any other documents, instruments, certificates, opinions and agreements as the Agent shall reasonably request in connection with the transactions contemplated by this Agreement;

              (xxi) a pro forma balance sheet in relation to each of the Borrowers as at the Completion Date (based on figures as at 31st January 1995) in form and content satisfactory to the Agent;

              (xxii) the Lloyds Deposit Agreements executed by each of the Borrowers;

              (xxiii) a letter from Lloyds Bank Plc addressed to the Agent concerning the lock-box service agreement to be entered into between Lloyds Bank Plc, International Factors PLC, the Agent and in each case a different Borrower ;


              (xxiv) the Deed of Subordination duly executed by the parties stated therein;

              (xxv) dated executed stock transfer forms in relation to all shares charged under each of the Charges over Shares;

                (xxvi) the Participation Agreement duly executed by the parties thereto;

                (xxvii)  a Certified Copy of the board minutes of Tyco (Far
                         East) Limited in relation to the Deed of Subordination; and

                (xxviii) a Certified Copy of the board minutes of Tyco
                         Manufacturing (Europe) Inc. in relation to the Deed of Subordination.

       (b) If so requested by any Lender, such Lender shall have received (in form and content reasonably satisfactory to it) an environmental review and audit report as to the properties of the Charging Group from an independent environmental firm acceptable to such Lender.

       (c) The Agent has completed, with results reasonably satisfactory to it, business and legal due diligence in relation to all assets and liabilities of all companies within the Group.

       (d) The Global Lenders are reasonably satisfied with the cash management systems of the Group.

       (e) The Global Lenders are reasonably satisfied with the corporate, capital, tax, legal and management structure of the Group.

       (f) The Agent is reasonably satisfied that arrangements have been completed for a tax treaty exemption in connection with the cross-border facilities of the Group, if any and the relevant member of the Group has agreed to absorb incremental withholding of cross border tax, if any.

       (g) A certificate of title prepared by Messrs Denton Hall in form and content satisfactory to the Agent relating to the property known as Unit A1, Swift Park, Old Leicester Road, Rugby.

       (h) The Lloyds Deposits shall have been credited to the Lloyds Deposit Accounts.


3.     FACILITIES, OBLIGATIONS SEVERAL, RIGHTS SEVERAL
       -----------------------------------------------

3.1    Facilities
       ----------

       3.1.1 Upon and subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties in Clause 12:

                (a) the Issuing Bank agrees to issue Guarantees to Lloyds for the account of either of the Borrowers in the maximum aggregate amount of the Guarantee Facility Limit from time to time in respect of the liabilities of the Borrowers to Lloyds under counter-indemnities given by the Borrowers to Lloyds in respect of the liabilities of Lloyds under Lloyds Guarantees; and

                (b) the Lenders agree to make available to the Borrowers a revolving credit facility in the maximum aggregate principal amount of the Sterling Equivalent at any time of $35,000,000 less the Outstandings from time to time.

       3.1.2 For the avoidance of doubt, it is hereby declared that, notwithstanding any other provision of this Agreement:

                (a) the Dollar Equivalent of the aggregate of Advances and Outstandings shall not, at any time, exceed the Total Commitments; and

                (b) no Lender shall be obliged to lend the Borrowers in aggregate more than its Commitment.

3.2    Obligations Several
       -------------------

       3.2.1    The obligations of the Lenders under this Agreement are several.

       3.2.2 The failure of a Lender to carry out its obligations hereunder shall not relieve any other party hereto of any of its obligations hereunder.

       3.2.3 None of the Lenders nor the Agent or the Issuing Bank shall be responsible for the obligations of any others hereunder.

3.3    Rights Several
       --------------

       3.3.1 Without prejudice to the provisions of this Agreement relating to or requiring action by all or any of the Lenders, the rights of each of the Lenders, the Issuing Bank and the Agent are several and all amounts due, and obligations owed, to each of them are separate and independent debts or, as the case may be, obligations .

       3.3.2 Each Lender, the Issuing Bank and the Agent may, except as otherwise stated in this Agreement, separately enforce its rights hereunder.


4.     PURPOSES, ETC
       -------------

4.1    Purposes
       --------

       (a) Guarantees are to be requested to guarantee the liability of the Borrowers to Lloyds pursuant to counter-indemnities given by the Borrowers to Lloyds in respect of the liability of Lloyds to a Beneficiary pursuant to Lloyds Guarantees;

       (b) The proceeds of all Advances shall be used to repay existing Indebtedness of the Borrowers, for the general working capital and other corporate purposes of the Borrowers, and to repay maturing Advances.

4.2    Undertaking by the Borrowers
       ----------------------------

       Each Borrower undertakes that it will use Advances and seek Guarantees only as permitted by this Clause 4.

4.3    No Liability
       ------------

       Neither the Agent, the Issuing Bank nor any of the Lenders shall be obliged to investigate the use or application of the proceeds of the Advances or the Guarantees.


5.     AVAILABILITY, DRAWDOWN AND PARTICIPATIONS
       -----------------------------------------

5.1    Commitment Period
       -----------------

       Subject to the other terms of this Agreement and, in particular, Clause 2, Advances shall be made to a Borrower at any time during the Commitment Period and Guarantees shall be issued in favour of Lloyds up to the date falling one year prior to the end of the Commitment Period, or such later date as the Issuing Bank and the Lenders may agree, when requested by a Borrower by means of a Drawdown Notice or, as the case may be, an Issue Request, in accordance with this Clause 5. Any portion of the Facility or the Guarantee Facility which shall remain unused at the close of business in London on the last day of the Commitment Period shall be automatically cancelled at that time.

5.2    Advances and Guarantees
       -----------------------

       5.2.1 Advances shall be denominated in Sterling and shall be the Sterling amount requested by the relative Borrower in the relative Drawdown Notice and, in the case of an Advance to be made on a LIBOR basis shall be in minimum amounts of (Pounds)100,000 and integral multiples of (Pounds)50,000 (or, if less, the undrawn balance available under the Facility) and may be borrowed for 30, 60 or 90 days as specified in the relative Drawdown Notice subject to Clause 6.2. Tyco Fixed IRB Advances and Matchbox IRB Advances shall be borrowed for a period commencing on the relative Drawdown Date and ending on the Final Repayment Date (but no shorter period). Other Advances on an Index Rate Basis shall be borrowed for a period commencing on the relative Drawdown Date and ending on the earlier of the Final Repayment Date or earlier repayment out of payments received and credited to the relevant Charged Account (as defined in each Debenture).

       5.2.2 Guarantees shall be denominated in Sterling, be in favour of Lloyds and shall expire no later than the Final Repayment Date.

       5.2.3 In relation to the first Advance to a Borrower the Index Rate Basis shall be selected pursuant to Clause 6 and no Advance to such Borrower shall be made on a LIBOR Basis unless there is then outstanding from such Borrower an Advance or Advances on an Index Rate Basis equal to or greater than (Pounds)109,382 in aggregate. No more than two Advances in relation to which the LIBOR Basis has been selected pursuant to Clause 6 shall be outstanding at any one time.

       5.2.4 Advances shall be made and Guarantees shall be issued only on a Business Day.


5.3    Drawdown of Advances and Issue of Guarantees
       --------------------------------------------

       5.3.1 Whenever a Borrower wishes an Advance to be made or a Guarantee to be issued, it shall give a Drawdown Notice or, as the case may be, an Issue Request to the Agent to be received not later than 11.00 a.m. (London time) three Business Days prior to the Drawdown Date or, as the case may be, the Issue Date, unless such Advance is to be on an Index Rate Basis, when if more than the Sterling Equivalent of $1,000,000 such notice shall be received no later than 11.00 a.m. (London time) two Business Days prior to the Drawdown Date and if less than or equal to the Sterling Equivalent of $1,000,000 it shall be received no later than 11.00 a.m. (London time) one Business Day prior to the Drawdown Date PROVIDED THAT notwithstanding any other provision of this Agreement, no Drawdown Notice and no Issue Request may be served and no Advance will be made and no Guarantee will be issued:

                (a) unless the Conditions Precedent shall have been satisfied; or

                (b) if a Default or Default Occurrence has occurred and is continuing or if a Default or Default Occurrence would occur on the making of such Advance or, as the case may be, the issue of such Guarantee; or

                (c) unless the representations and warranties set out in Clause 12 are, or will be, true and accurate in all material respects on the date on which such Drawdown Notice or Issue Request is served and on the Drawdown Date or, as the case may be, the Issue Date; or

                (d) if the making of such Advance or the issue of such Guarantee would cause the Dollar Equivalent of the aggregate of the Loan and Outstandings to be greater than the Facility Limit; or

                (e) if the making of such Advance or the issue of such Guarantee would cause the aggregate of the Loan and the Outstandings to exceed the relevant Borrower's Borrowing Availability as determined by the Agent as at the date the relevant Drawdown Notice or Issue Request is served based on the latest available Borrowing Base Certificate of such Borrower (for the avoidance of doubt, the issue of a Guarantee on account of a Borrower shall constitute the use of an amount of such Borrower's Borrowing Availability equal to the maximum amount for which such Guarantee is issued); or

                (f) if a Material Adverse Effect has occurred which has not been cured or waived in writing by the Majority Lenders; or

                (g) if the issue of any such Guarantee would cause the Outstandings to be greater than the Guarantee Facility Limit at any time during the period to the expiry date of such Guarantee.

       5.3.2 Subject always to the other terms of this Agreement, each Drawdown Notice shall be irrevocable and the relevant Borrower shall be obliged to borrow in accordance with its terms and each Issue Request shall be irrevocable.

5.4    Participations and Payments
       ---------------------------

       5.4.1 Subject always to the other terms of this Agreement, each Lender acting through its Lending Office, agrees to contribute its Contribution in each Advance in Sterling , the amount of its Contribution being that proportion which its unutilised Commitment bears to the unutilised part of the Total Commitments on the Drawdown Date PROVIDED THAT notwithstanding any other provisions of this Agreement the obligation of the relevant Lender to contribute its Contribution is subject to and conditional upon the deposit by each of the Participants with such Lender by or before 10.00 a.m. on the relevant Drawdown Date of the amount in full which should have been so deposited by such Participant in accordance with the Participation Agreement in respect of the relevant Advance and PROVIDED FURTHER THAT if a Participant fails so to deposit such an amount, the amount of the proposed Advance shall be reduced by the amount of such shortfall. Without prejudice to the provisions of this Clause 5.4, the relevant Lender shall notify the relevant Borrower of the amount of any shortfall in respect of a proposed Advance if the Participant fails to deposit all or any part of the amount to be deposited by such Participant as referred to in this Clause 5.4.1 .

       5.4.2 If, for any reason, any Participation Agreement terminates or any Participant's obligations under a Participation Agreement terminates, the relevant Lender's obligations under this Agreement shall terminate immediately and without any further action being required from such Lender and such Lender shall be entitled to require the Borrowers immediately to repay such Lender's Contribution together with accrued interest thereon and immediately to pay all other sums payable to such Lender under this Agreement, whereupon the same shall become immediately due and payable by the Borrowers to such Lender and the Lender's Commitment shall be cancelled.

       5.4.3 Subject to Clauses 5.4.1 and 5.4.2 and subject to receiving the same number of Business Days prior written notification as specified in Clause 5.3.1 relative to the Advance from the Agent of the terms of a Drawdown Notice, each Lender shall on the Drawdown Date make available to the Agent to such account as the Agent may have previously specified for this purpose, not later than 11 a.m. (London time) on such date in immediately available funds, an amount in Sterling equal to its Contribution in the requested Advance.

5.5    Drawdown Indemnity
       ------------------

       If any Advance (or part thereof) is not made to a Borrower on a Drawdown Date in accordance with the Drawdown Notice, such Borrower shall indemnify each of the Lenders in accordance with Clause 10.3.

5.6    Non-Availability of Sterling
       ----------------------------

       If, before 11.00 a.m. on the Drawdown Date relative to an Advance the Agent receives notice from a Lender that:

       (a) for whatever reason it is impracticable for such Lender or a Participant from such Lender to fund its Contribution in such Advance in the ordinary course of business in the London Inter-Bank Market; or

       (b) central bank or other governmental authorisation is required to permit such Lender to make, or the Participant to make a corresponding deposit with the Lender in respect of, such Advance and the authorisation has not been obtained or is not in full force and effect or is subject to unacceptable conditions; or

       (c) the use of Sterling is restricted or prohibited by any request, directive, regulation or guideline of any governmental body, agency, department or regulatory or other authority (whether or not having the force of law) in accordance with which such Lender or a Participant from such Lender is accustomed to act;

       the Agent shall give notice to the relevant Borrower to that effect before 11.30 a.m. on such Drawdown Date.

5.7    Effect of Notice
       ----------------

       5.7.1 If the Agent delivers a notice under Clause 5.6, then the relevant Borrower may elect by notice served on the Agent by noon on such Drawdown Date that the relevant Advance or the relevant Lender's Contribution in such Advance shall not be made.

       5.7.2 If the relevant Borrower does not elect as set out in Clause 5.7.1, the relevant Advance shall be denominated in Dollars, shall be made on the LIBOR basis (as defined in Clause 6.1.3) and the relative Drawdown Date shall be the date which is two Business Days after the Drawdown Date which was specified in the relative Drawdown Notice.

5.8    Indemnity
       ---------

       The Borrowers hereby indemnify each Lender on demand against any costs, losses or expenses which such Lender may have incurred, including any liability to indemnify any Participant, as a consequence of the operation of Clauses 5.6 and 5.7.

5.9    Issue of Guarantees
       -------------------

       5.9.1 Upon receipt of an Issue Request complying with the terms of this Agreement, the Agent shall notify the Issuing Bank thereof.

       5.9.2 The Borrowers represent that at the date of this Agreement all subsisting Lloyds Guarantees are as set out in Schedule 21 and are subsisting in favour of a Beneficiary whereunder the aggregate maximum liability (whether present or future, actual or contingent) is equal to (Pounds)1,525,600. Subject always to the other terms of this Agreement, each Borrower shall serve an Issue Request for the issue of Guarantees in favour of Lloyds in respect of such Lloyds Guarantees on compliance with the conditions set out in Clauses 2 and 5.3.

6.     INTEREST
       --------

6.1    Basis and Amount
       ----------------

       6.1.1 In each Drawdown Notice the relevant Borrower may elect that the interest accruing in respect of the requested Advance, subject to the limitations in Clause 5.2.3 shall be calculated in accordance with Clause 6.1.2 (the "Index Rate Basis") or Clause
                                                   ----------------
                6.1.3 (the "LIBOR Basis").
                            -----------

       6.1.2 If a Borrower elects in the relevant Drawdown Notice that the Index Rate Basis shall apply in respect of the requested Advance, then interest shall accrue on the outstanding balance of such Advance from the relative Drawdown Date to, but excluding, the date of repayment of such

                Advance in full at the rate determined by the Agent to be the aggregate of:

                (a)      the Margin; and

                (b)      the Index Rate from time to time during such period.

       6.1.3 If a Borrower elects in the relevant Drawdown Notice that the LIBOR Basis shall apply in respect of the requested Advance, then interest shall accrue on such Advance in respect of the period from and including the relative Drawdown Date to, but excluding, the relative Repayment Date at the rate determined by the Agent to be the aggregate of:

                (a)      the Margin;

                (b)      LIBOR; and

                (c)      the Mandatory Liquid Asset Costs.

6.2    Interest Periods
       ----------------

       6.2.1 Interest Periods in respect of Advances in relation to which a Borrower has selected the LIBOR Basis may be of 30, 60 or 90 days' duration .

       6.2.2 The relevant Borrower shall, subject to Clause 6.2.3, in each Drawdown Notice in which it selects the LIBOR Basis also select the Interest Period of the Advance to which such Drawdown Notice relates.

       6.2.3 No Interest Period shall extend beyond the Final Repayment Date and if an Interest Period selected purports so to do, it shall nevertheless expire on the Final Repayment Date.

       6.2.4 If the relevant Borrower fails to select an Interest Period for an Advance on a LIBOR basis, the Borrower shall, subject to Clause 6.2.3, be deemed to have selected an Interest Period of 30 days.

       6.2.5 Any Interest Period which commences on the last Business Day of a calendar month or on a Business Day for which there is no numerically corresponding day in the calendar month in which that Interest Period is to end, shall (subject to Clause 6.2.4) end on the last Business Day in that later calendar month.

       6.2.6 Any Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day or, if that day falls in the following calendar month, on the immediately preceding Business Day.

6.3    Default Interest
       ----------------

       6.3.1 If a Borrower defaults in the payment of any sum due and payable under any Financing Document on the due date, such Borrower shall pay default interest on such sum (or, as the case may be, the amount thereof for the time being due and unpaid) to the Agent for the account of the Agent, the Issuing Bank or the Lenders, as the case may be, from the due date to the date of actual payment in full calculated by reference to successive Interest Periods (each of such duration as the Agent may from time to time select and the first beginning on the relative due date) at the rate per annum being the aggregate of:

                (a)      the Default Rate; and

                (b) if the Default Rate is accruing by reference to LIBOR, to the extent that any are certified by any Lender to the Agent as having been incurred by such Lender, the Mandatory Liquid Asset Costs of such Lender.

       6.3.2 So long as the default continues, such rate shall be recalculated in accordance with the provisions of this Clause
                6.3 on the last day of each such Interest Period and unpaid interest then payable but unpaid under this Clause shall be compounded at the end of each Interest Period.

6.4    Calculation and Payment of Interest
       -----------------------------------

       6.4.1 The Agent will notify the relevant Borrower of the rate and amount of interest payable for each Interest Period (but in the case of such interest calculated under Clause 6.3, any such notification need not be made more frequently than weekly). Such notification shall set out in reasonable detail the basis of computation of the amount of interest so payable.

       6.4.2 Interest due from either of the Borrowers to any of the Agent and the Lenders under this Agreement shall:

                (a) accrue from day to day at the rate calculated under this Clause 6;

                (b) except as otherwise provided in this Agreement, be paid by the Borrower to the Agent for the account of the Lenders, the Issuing Bank or the Agent, as the case may be, in arrears on each Interest Date;

                (c) be calculated on the basis of the actual number of days elapsed and a 365 day year; and

                (d)      be payable after as well as before judgment.

6.5    Market Disruption
       -----------------

       If, following receipt of a Drawdown Notice for an Advance on a LIBOR Basis from a Borrower:

       (i) before the close of business in London on the first day of the requested Interest Period the Agent has been notified by one or more Lenders and Participants the aggregate of whose Commitments or, as the case may be, Contributions is equal to at least 33 per cent. of the Total Commitments or, as the case may be, total Contributions, that LIBOR does not accurately reflect the cost to it of obtaining deposits, or

       (ii) by reason of circumstances generally affecting the London Inter-Bank Market, reasonable and adequate means do not exist for ascertaining LIBOR for any Interest Period;

       then:

       (a) the Agent shall promptly notify such Borrower in writing of such event ("market disruption notice");
                        ------------------------

       (b) promptly upon receipt of the market disruption notice such Borrower shall either:

                (i) withdraw the relative Drawdown Notice in which event the Borrower shall not be obliged to borrow the proposed Advance, but without prejudice to the Borrower's liability under Clauses 10.3 and 17.3; or

                (ii) discuss with the Agent an alternative basis for calculating the rate of interest for the relative Advance (the "Affected Advance") on the basis that the net return to the Lenders and their corresponding Participants shall be no less than it would have been had such event not occurred ("alternative basis");
                                  -----------------
       (c) such Borrower shall throughout any period in relation to which a market disruption notice is in effect (subject always to Clause 6.5(d)) pay interest to the Agent for the account of each of the Lenders on the amount of such Lender's Contribution in the Affected Advance at the rate per annum determined by the Agent on behalf of such Lender to be the aggregate of:

                (x)    the Margin;

                (y) the rate notified by such Lender to the Agent to be the rate which expresses as a percentage rate per annum the cost to such Lender of funding for the time being from whatever sources it may select its Contribution in the Affected Advance, including from the Participant under the Participation Agreements; and

                (z) the higher of the Mandatory Liquid Asset Costs of such Lender or its Participants; or

       (d) if no agreement is reached on an alternative basis within fifteen Business Days of the date of service of the market disruption notice then, if such notice remains in effect, the Borrowers shall prepay the Affected Advances upon giving the Agent three Business Days notice of its intention to make such prepayment together with interest accrued thereon and without prejudice to Clauses 6.3 and 10.3; or

       (e) if such Borrower and the Lenders shall agree an alternative basis, then such agreement shall take effect in accordance with its terms and shall be deemed to take effect under this Agreement.

6.6    Agent's Determination
       ---------------------

       The determination by the Agent of any interest payable under any of Clauses 6.1, 6.3 and 6.5 shall, save for manifest error, be conclusive and binding on the Borrowers.


7.     REPAYMENT
       ---------

7.1    Repayment
       ---------

       7.1.1 Each Advance made on a LIBOR basis shall, subject to the other terms hereof, be repaid in full on the Repayment Date relating to such Advance.

       7.1.2 For the avoidance of doubt, subject to the other terms hereof, all Advances shall be repaid on or before the Final Repayment Date.

7.2    Mandatory Prepayments
       ---------------------

       7.2.1 If the Dollar Equivalent of the aggregate of the outstanding principal balances of the Advances made to a Borrower and the Outstandings under those Guarantees issued for the account of such Borrower shall at any time exceed the Borrowing Availability of such Borrower, without prejudice to Clauses 10.3 and 17.3, such Borrower shall immediately prepay the Advances made to such Borrower or, in relation to the Outstandings provide Cash Cover, (or a combination of each) in the amount the Dollar Equivalent of which is equal to such excess (which shall nevertheless be secured by the Security Documents). Any such prepayments shall be applied without premium or penalty pro rata between the Advances of such Borrower based upon the respective principal amounts thereof.

       7.2.2 If on the date falling one month after the earlier of the first Drawdown Date and the first Issue Date hereunder or on any date falling on successive monthly intervals thereafter:

                (a) the Dollar Equivalent of the aggregate of the Loan and the Outstandings less the Dollar Equivalent of the amount of any Cash Cover exceeds the Facility Limit, the Borrowers will, on demand from the Agent (acting on the instructions of the Majority Lenders) prepay, subject to Clauses 10.3 and 17.3, such excess. Such payments shall be applied without premium or penalty pro rata between all Advances based upon the respective principal amounts thereof;

                (b) the Dollar Equivalent of the Outstandings less the amount of any Cash Cover exceeds the Guarantee Facility Limit, the Borrowers will, on demand from the Agent (acting on the instructions of the Issuing Bank or the Majority Lenders) pay additional Cash Cover equal to the Sterling Equivalent of such excess.

       7.2.3 Without prejudice to Clauses 10.3 and 17.3 each Borrower shall make prepayments of the Loan or, if no Loan is outstanding, payments of Cash Cover in an amount equal to one hundred per cent. of the net proceeds of any sale or other disposition of any Charged Property (other than (i) sales of Inventory in the ordinary course of business or (ii) other sales and dispositions of any Charged Property otherwise permitted hereunder PROVIDED THAT the aggregate net proceeds thereof so excluded shall not exceed (Pounds)50,000 in any Financial Year) or of the issuance by any member of the Charging Group or any Subsidiary thereof of any Indebtedness (other than Permitted Indebtedness), in each instance contemporaneously with any such sale, other disposition or issuance. Such prepayments shall be applied without premium or penalty against outstanding amounts under the Loan, pro rata between the Advances of each Borrower based upon the respective principal amounts thereof owing by each Borrower immediately prior to such prepayments (unless such Charged Property was owned by a Borrower or such Indebtedness was issued by a Borrower, in which case such prepayment shall be applied first pro rata to the Advances of such Borrower and then pro rata to the other Advances). The foregoing shall not constitute a consent by Agent or any Lender to any sale or other disposition of Charged Property or to any issuance of Indebtedness by a member of the Charging Group or any of its Subsidiaries not otherwise expressly permitted hereunder.

7.3    Clean Down Period
       -----------------

       Each Borrower agrees that, throughout a period of thirty consecutive days occurring at any time between December 1 of each year (commencing December 1995) and

       April 30 of the immediately succeeding year selected by the Borrowers and notified to the Lenders, the Issuing Bank and the Agent, the Dollar Equivalent of the aggregate of the Loan and Outstandings less any Cash Cover shall be equal to or less than the aggregate A/R Availability of the Borrowers, and, notwithstanding anything to the contrary contained in this Agreement, the Borrowers shall without prejudice to Clauses 10.3 and
       17.3 make such prepayments or provide such Cash Cover as may be necessary to comply with this covenant, and the Borrowers shall not be entitled to request, obtain or cause to be obtained any Advance or request any Guarantee, in each instance, in breach of this provision. In the absence of any selection by the Borrowers by 1st April in any year, the relevant 30 day period shall be as selected and notified to the Borrowers, the Issuing Bank and the Lenders by the Agent.

7.4    Reborrowing
       -----------

       Subject to the other terms hereof, all amounts repaid or prepaid in respect of an Advance may, during the Commitment Period, be reborrowed without prejudice to the remaining provisions of this Agreement.

7.5    New Advances to repay Maturing Advances
       ---------------------------------------

       If all or part of one or more existing Advances is to be repaid from the proceeds of all or part of a new Advance, then as between each Lender and the relevant Borrower, the amount to be repaid by such Borrower shall be set off against the amount to be advanced by such Lender in relation to the new Advance and the person to whom the smaller amount is to be paid shall pay to the other party a sum equal to the difference between the two amounts.

7.6    Settlement of Guarantees
       ------------------------

       The Issuing Bank shall, promptly after being notified by Lloyds that the Issuing Bank is required to make payment under a Guarantee, notify the Borrower for whose account the corresponding Lloyds Guarantee was issued and the Agent:

       (a)      that such payment is due; and

       (b) of the Settlement Amount and the Settlement Date in respect thereof;

       whereupon such Borrower shall pay in Sterling the Settlement Amount to the Issuing Bank on the Settlement Date.

7.7    Indemnity
       ---------

       Each of the Borrowers hereby unconditionally and irrevocably agrees and undertakes to the Issuing Bank as follows:

       (a) it will at all times indemnify the Issuing Bank and keep the same indemnified from and against all actions, proceedings, claims and demands which may be brought or made against any of them and all losses, costs, charges, damages and expenses which any of them may incur or sustain or for which any of them may become liable by reason either directly or indirectly of the Issuing Bank having opened or issued any Guarantee or having made a payment thereunder;

       (b) the Issuing Bank is hereby irrevocably authorised by each Borrower to comply with the terms of any demand or drawing served or made or purported to be served or made on the Issuing Bank under any Guarantee without any reference to, or further authority from, either Borrower and without enquiry by the Issuing Bank into the justification for such demand or drawing or the validity thereof and each Borrower further agrees that any payment which the Issuing Bank shall make in accordance with such a demand or drawing or purported demand or drawing shall be binding on the Borrowers and be accepted by each of them as conclusive and binding evidence that the Issuing Bank was liable to comply with the terms of such demand or drawing and was liable to do so in the manner and for the amount in which the Issuing Bank effected such compliance; and

       (c) the indemnity contained in this Clause 7.7 shall constitute and be a continuing security to the Issuing Bank and shall extend to each Guarantee as it may, from time to time, be varied, modified, amended or extended.

8.     CANCELLATION
       ------------

8.1 On giving not less than 10 days' prior irrevocable written notice to the Agent, the Borrowers acting jointly may cancel all (but not part) of the Facility and the Guarantee Facility for the time being unutilised without premium or penalty other than payment of the cancellation fee, if any in
       accordance with Clause 17.6.   Amounts so cancelled shall cease to be
       available for borrowing hereunder and the Facility Limit, the Guarantee Facility Limit and the Total Commitments of the Lenders will be reduced to zero.

8.2 Upon cancellation of the Facility and the Guarantee Facility pursuant to this Clause 8, the Borrowers' obligation to pay the non-utilisation fee referred to in Clause 17.3 shall terminate (except in respect of any portion of such fee accrued up to the date of cancellation) and, notwithstanding anything to the contrary contained herein, the Loan shall be immediately due and payable and the Borrowers shall immediately provide Cash Cover in respect of the contingent liabilities of the Issuing Bank under the Guarantees in an amount no less than the Outstandings then subsisting.

8.3 Notwithstanding the foregoing, the Borrowers may not voluntarily cancel the Facility and the Guarantee Facility under Clause 8.1 unless concurrently therewith the commitments of the Global Lenders to provide further financial accommodations under each of the other Overall Facilities are also cancelled.

9.     CHANGES IN CIRCUMSTANCES
       ------------------------

9.1    Illegality
       ----------

       If after the date of this Agreement it becomes illegal for a Lender to maintain its Commitment or to continue to make available or fund its share of any Advance under this Agreement or for a Participant in relation to such Lender to make available or fund its share of the corresponding payments or deposits made or to be made by it under the Participation Agreement or for the Issuing Bank to issue a Guarantee, or to maintain its contingent liability or fund any sum requested to be paid by it thereunder, then

       (a) such Lender or, as the case may be, the Issuing Bank shall so notify the Agent and each Borrower; and

       (b) if such illegality relates to such Lender, to the extent necessary to cure that illegality, the Commitment of such Lender shall be cancelled and each Borrower shall repay to the Agent (for the account of that Lender) that Lender's contribution to any Advances made to that Borrower (together with accrued interest thereon and all amounts owing to such Lender under this Agreement) within five Business Days of demand by that Lender (or, if permitted by the relevant law, on the next Interest Date of the relevant Advances); and

       (c) if such illegality relates to such Participant, the Commitment of such Lender shall immediately be reduced by an amount equal to the Participated Amount thereof in respect of such Participant and its obligations to make Advances hereunder shall reduce accordingly and each Borrower shall repay to the Agent (for the account of such Lender) an amount equal to the Participated Amount of any Advance made to that Borrower in respect of such Participant (together with accrued interest thereon and any other amounts owing to such Lender under this Agreement which are referable to such Participant) within five Business Days of demand by that Lender (or, if permitted by the relevant law, on the next Interest Date of the relevant Advances); and

       (d) if such illegality relates to the Issuing Bank, the Issuing Bank's obligations under the Guarantee Facility will terminate and the relevant Borrower will use all reasonable endeavours to procure the cancellation of each Guarantee and shall within five Business Days of demand by the Issuing Bank provide it with Cash Cover in an amount no less than the Outstandings from time to time.

       Without prejudice to the foregoing, each such Lender and the Issuing Bank confirms that if it informs the Agent as aforesaid and if it is satisfied that it will not prejudice its legal or commercial interests so to do, it shall, as between itself and the

       Borrowers (and shall endeavour to procure that any relevant Participant shall) thereafter use reasonable endeavours to avoid or mitigate the effects of such illegality and such Lender or, as the case may be, the Issuing Bank and the Agent will (and any such Lender shall endeavour to procure that any relevant Participant shall) enter into negotiations in good faith with a view to finding a means of avoiding or mitigating the effects of such illegality PROVIDED THAT neither such Lender nor the Agent or the Issuing Bank shall be obliged to continue (and any such Lender shall not be obliged to procure that any relevant Participant so continue) such negotiations for a period exceeding 30 days.

9.2    Increased Costs
       ---------------

       9.2.1 If, after the date of this Agreement, the introduction, implementation, repeal, withdrawal or change in, or in the interpretation or application of, (a) any applicable law, regulation, practice or concession, or (b) any applicable directive, requirement, request or guidance (whether or not having the force of law) of any central bank or other fiscal, monetary or other authority (each of such occurrences being referred to in this Clause 9.2 as a "Change") causes an
                                                     ------
                Increased Cost (as defined in Clause 9.2.4) to the Issuing Bank, any Lender or any Participant (or any company of which the Issuing Bank, a Lender or a Participant is a Subsidiary) then the Borrowers shall pay (as additional interest) from time to time to the Agent (for the account of the Issuing Bank or, as the case may be, such Lender) within 5 Business Days of demand all amounts which the Issuing Bank certifies to be necessary to compensate it for the Increased Cost or, as the case may be, such Lender certifies to be necessary to compensate such Lender or such Participant for the Increased Cost.

       9.2.2 Any demand made under Clause 9.2.1 shall be made by the Issuing Bank or, as the case may be, the relevant Lender through the Agent and shall set out in reasonable detail so far as is practicable the basis of computation of the Increased Cost.

       9.2.3 Without prejudice to Clause 9.2.1, the Issuing Bank or, as the case may be, each Lender agrees that it will, after consultation with the Borrowers and the Agent, take such reasonable steps as may be available to the Issuing Bank or, as the case may be, the Lender (but only so long as such steps do not, in the opinion of the Issuing Bank or, as the case may be, the Lender, produce any other adverse effects for the Issuing Bank or, as the case may be, the Lender) to avoid or reduce the Increased Cost.

       9.2.4    In this Clause 9.2 "Increased Cost" means any cost to, or
                                    --------------
                reduction in the amount payable to, or reduction in the return on capital achieved by, the Issuing Bank, a Lender or a Participant (or any company of which the Issuing Bank, that Lender or that Participant is a Subsidiary) to the extent that they arise, directly or indirectly, as a result of the Change and are attributable to the issue of any Guarantee or the liability of the Issuing

                Bank under any Guarantee, the Commitment or Contribution of that Lender, or the funding of that Lender's Contribution, the commitment under the Participation Agreement or the Participated Amount of such Participant or the funding of that Participant's Participated Amount including, without limitation:

                (a) any Tax Liability (other than Tax on Overall Net Income) incurred by the Issuing Bank, that Lender or that Participant;

                (b) any changes in the basis or timing of Taxation of the Issuing Bank in relation to the Guarantee Facility, that Lender in relation to its Commitment or Contribution or to the funding of that Lender's Contribution or that Participant in relation to its commitment under the Participation Agreement, the Participated Amount or to the funding of that Participant's Participated Amount;

                (c) the cost to the Issuing Bank, that Lender or that Participant (or any company of which the Issuing Bank, that Lender or that Participant is a Subsidiary) of complying with any capital adequacy or similar requirements howsoever arising including, without limitation, as a result of an increase in the amount of capital to be allocated to the Facility, the Guarantee Facility or the Participation Agreement or of a change to the weighting of the Guarantee Facility or that Lender's Contribution or Commitment under the Facility or to the weighting of that Participant's commitment under the Participation Agreement or its Participated Amount;

                (d) the cost to the Issuing Bank, that Lender or that Participant of complying with any reserve, cash ratio, special deposit or liquidity requirements (or any other similar requirements).

       9.2.5 Neither of the Borrowers shall be obliged to make a payment in respect of an Increased Cost under this Clause 9.2 if and to the extent that:

                (a) it has been compensated for by the payment of Mandatory Liquid Asset Costs or the operation of Clause 10.4;

                (b) it is payable to an assignee or to a Lender Transferee (as defined in Clause 20.3) or to an assignee or to a transferee under the Participation Agreement or a Lender or a Participant acting through a new Lending Office if the Increased Cost:

                       (i) arose or is payable at the time of the assignment or transfer to the Lender Transferee or transferee under the Participation Agreement or change in Lending Office, and

                       (ii) would not have been payable if the transfer or change of Lending Office had not occurred.

9.3    Certificates
       ------------

       The certificate or notification of the Agent, the Issuing Bank or, as the case may be, the relevant Lender as to any of the matters referred to in Clauses 9.1, 9.2 and 10.3 shall be in reasonable detail and, save for any manifest error, be conclusive and binding on the Borrowers.


10.    PAYMENTS
       --------

10.1   Time and Place
       --------------

       All payments to be made by each Borrower for the account of the Agent, the Issuing Bank or the Lenders, as the case may be, in relation to this Agreement or the Fees Letter shall be made on the due date in immediately available funds by not later than 12.00 noon (London time) to the appropriate account in London of the Agent which account shall have been previously specified by the Agent.

10.2   Business Days
       -------------

       If, but for this Clause, any sum would become due for payment under this Agreement on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day PROVIDED THAT if the next succeeding Business Day falls in the next calendar month, then such payment shall be made on the immediately preceding Business Day.

10.3   Breakage Costs Indemnity
       ------------------------

       10.3.1 Each Borrower agrees to indemnify the Issuing Bank and each Lender on demand against any loss or expense (including, but not limited to, any loss of the Margin or any other loss or expense sustained or incurred or to be sustained or incurred by (i) the Issuing Bank in liquidating or employing deposits acquired or contracted for to effect any payment under any Guarantee, including any loss of profit, or (ii) any Lender in (A) liquidating or employing deposits acquired or contracted for to effect or maintain its Contribution in the Loan or any part thereof or (B) in indemnifying any Participant for any loss or expense including any loss of profit, sustained or incurred or to be sustained or incurred by it in liquidating or employing deposits acquired or contracted for to effect or maintain its Participated Amount or any part thereof) which the Issuing Bank, such Lender or such Participant has sustained or incurred as a consequence of any of:

                (a) an Advance not being made following the service of a Drawdown Notice by reason of the non-fulfilment of any of the Conditions Precedent or otherwise (save as may arise as a result of the failure of such Lender to comply with its obligations hereunder or of such Participant to comply with its obligations under the Participation Agreement respectively);

                (b) a failure of any Borrower to make payment on the due date of any sum due under this Agreement;

                (c) the repayment of the Loan or the termination of the Facility pursuant to Clause 7 (other than pursuant to Clause 7.1), Clause 6.5(d), Clause 9.1, Clause 10.5 or Clause 14;

                (d) a failure of any Borrower to pay the Settlement Amount in full on the relevant Settlement Date;

                (e)    the occurrence of any Default; and

                (f) the prepayment of any Advance or any part thereof being made otherwise than on the Repayment Date relative thereto.

       10.3.2 If any prepayment or repayment of an Advance is made otherwise than on an Interest Date relative to such Advance, the Borrower thereof shall on demand pay to the Agent, for the account of the Lenders, such additional amount as the Agent may (after consultation with the Lenders) certify is necessary to compensate the Lenders, or any of them for any loss or expense on account of funds borrowed, contracted for or utilised to fund the amounts so repaid or prepaid, including pursuant to the Participation Agreement. Any certifications issued by the Agent pursuant to this Clause shall be conclusive and binding on such Borrower save in the case of manifest error.

10.4   Grossing-Up
       -----------

       10.4.1 Subject to Clause 10.4.2, all sums payable to any of the Agent, the Issuing Bank and the Lenders pursuant to or in connection with any of the Financing Documents shall be paid in full without any set-off or counterclaim and free and clear of all deductions or withholdings whatsoever save only as may be required by law.

       10.4.2 If any deduction or withholding is required by law in respect of any payment due to any of the Agent, the Issuing Bank or the Lenders pursuant to or in connection with any of the Financing Documents, the relevant Borrower shall:

                (a) ensure or procure that the deduction or withholding is made and that it does not exceed the minimum legal requirement therefor;

                (b) pay, or procure the payment of, the full amount deducted or withheld to the relevant Taxation or other authority in accordance with the applicable law;

                (c) if the payment is to be made by the relevant Borrower, increase the payment in respect of which the deduction or withholding is required so that the net amount received by the payee (which expression when used in this Clause
                       10.4.2 shall mean the Agent, the Issuing Bank or any Lender) after the deduction or withholding (and after taking account of any further deduction or withholding which is required to be made as a consequence of the increase) shall be equal to the amount which the payee would have been entitled to receive in the absence of any requirement to make any deductions or withholdings; and

                (d) promptly deliver or procure the delivery to the relative payee of receipts evidencing each deduction or withholding which has been made.

       10.4.3.1 If the Agent is obliged to make any deduction or withholding from any payment to the Issuing Bank or any of the Lenders (an "agency payment") which represents an amount or amounts received
                 --------------
                by the Agent from any obligor under any of the Financing Documents , the relevant Borrower shall pay directly to the Issuing Bank or the relative Lender such sum (an "agency
                                                                  ------
                compensating sum") as will, after taking into account any
                ----------------
                deduction or withholding which such Borrower is obliged to make from the agency compensating sum, enable such Lender to receive, on the due date for payment of the agency payment, an amount equal to the agency payment which such Lender would have received in the absence of any obligation to make any deduction or withholding.

       10.4.3.2 If any payment to be made by a Lender or by the Agent on its behalf to the Participant under the Participation Agreement is required by law to be made subject to any deduction or withholding on account of Tax or otherwise in connection with this Agreement or the Participation Agreement, the Borrowers shall, within 5 Business Days of demand pay to the Agent for the account of such Lender an amount which is equal to such additional sum as would be necessary for such Lender or the Agent on its behalf to ensure that such Participant would be able to receive and be entitled to retain, in aggregate, a net amount equal to the full amount which it would have secured and been entitled to retain had no such deduction or withholding been made.

       10.4.4   (a)    If the Issuing Bank or any of the Lenders determines, in
                       its absolute discretion, that it has received, realised, utilised or retained a Tax benefit or payment from a Participant by reason of any deduction or withholding in respect of which a Borrower has made an increased payment or paid a compensating sum or an agency compensating sum under Clause 10.4, such Lender shall, provided that the Agent, the Issuing Bank and each Lender has received all amounts which are then due and payable by the obligors under any of the Financing Documents, pay to such Borrower (to the extent that the Issuing Bank or, as the case may be, such Lender can do so without prejudicing the amount of such benefit, payment or repayment and the right of the Issuing Bank or, as the case may be, such Lender, to obtain any other benefit, relief, repayment or allowance which may be available to it) such amount, if any, as the Issuing Bank or, as the case may be, such Lender, in its absolute discretion shall determine, will leave the Issuing Bank or, as the case may be, such Lender in no worse position than it would have been in if the deduction or withholding had not been required
                       PROVIDED THAT:

                       (i) the Issuing Bank and each Lender shall have an absolute discretion as to the time at which and the order and manner in which it realises or utilises any Tax benefit and shall not be obliged to arrange its business or its Tax affairs in any particular way in order to be eligible for any credit or refund or similar benefit;

                       (ii) neither the Issuing Bank nor any Lender shall be obliged to disclose any information regarding its or any other person's business, Tax affairs or Tax computations;

                       (iii) if the Issuing Bank or a Lender has made a payment to a Borrower pursuant to this Clause 10.4.4 on account of any repayment or Tax benefit or payment from the Participant and it subsequently transpires that the Issuing Bank or, as the case may be, such Lender did not receive that repayment or Tax benefit or payment from the Participant, or received a lesser repayment or Tax benefit or payment from the Participant, such Borrower shall, on demand, pay to the Issuing Bank or, as the case may be, such Lender such sum as the Issuing Bank or, as the case may be, the relative Lender may determine as being necessary to restore its after-Tax position to that which it would have been had no adjustment under this

                              Clause 10.4.4 been made. Any sums payable by a Borrower to the Issuing Bank or, as the case may be, a Lender under this Clause 10.4.4 shall be subject to the provisions of Clause 17.7.

                (b) Neither the Issuing Bank nor any Lender shall be obliged to make any payment under this Clause 10.4.4 if, by doing so, it would contravene the terms of any applicable law or any notice, direction or requirement of any governmental or regulatory authority (whether or not having the force of law).

10.5   Prepayment Right
       ----------------

       If a Borrower is required to make an increased payment for the account of a Lender under Clause 10.4.2 (but only so long as such requirement exists), subject to giving the Agent and such Lender not less than 3 days' prior written notice (which shall be irrevocable), such Borrower may prepay all, but not part, of such Lender's Contribution in the Loan together with accrued interest thereon PROVIDED THAT any such prepayment shall be subject to the provisions of Clause 10.3. On any such prepayment the Commitment of the relevant Lender will be automatically cancelled.

10.6   Currency of Account
       -------------------

       All payments to be made by a Borrower in respect of a Guarantee or an Advance, whether of interest or principal, shall be made in Sterling (or, in relation to an Advance denominated in Dollars, in Dollars). All payments to be made under any indemnity or reimbursement provision of this Agreement relating to costs, losses and expenses shall be paid in the currency in which the relative costs, losses or expenses were incurred.

10.7   Accounts as Evidence
       --------------------

       Each Lender shall maintain in accordance with its usual practice an account or accounts, evidencing the amounts from time to time advanced by, owing to, paid and repaid to such Lender under this Agreement. The Agent shall maintain a control account or accounts showing the amounts of Guarantees and amounts owing to the Issuing Bank, the Agent and the Lenders and each payment made in respect thereof from time to time. The control accounts shall as between a Borrower and the Agent, the Issuing Bank and the Lenders be prima facie evidence of the amounts from time to time advanced, owing, paid and repaid and outstanding under Guarantees and under this Agreement.

10.8   Borrower's Payments
       -------------------

       10.8.1 The Agent may assume that each Borrower will make all payments due from such Borrower under this Agreement on the due date and the Agent may, in reliance upon such assumption, make available to each Lender on any payment date an amount equal to such Lender's pro-rata share of such assumed payment.

       10.8.2 If a Borrower does not in fact make such payment to the Agent, each Lender shall forthwith on demand by the Agent repay to the Agent the amount made available to such Lender (together with interest thereon up to the date of repayment at the rate determined by the Agent as being its cost of funding such payment) unless such Lender has already made the corresponding payment to a Participant, in which case the Lender shall repay such amount to such extent that it receives the same from the Participant.

10.9   Lenders' Payments
       -----------------

       10.9.1 The Agent may assume that each Lender has made its Contribution in an Advance available to the Agent on the relative Drawdown Date unless the relevant Lender has notified the Agent to the contrary in writing prior to the relative Drawdown Date and the Agent may in reliance upon such assumption, make available to the relevant Borrower a corresponding amount.

       10.9.2 If such corresponding amount is not in fact made available to the Agent by such Lender and such Lender has failed to notify the Agent in accordance with Clause 10.9.1, the Agent shall be entitled to recover such corresponding amount (together with interest thereon at the rate determined by the Agent as being its cost of funds in the circumstances) on demand from the relevant Borrower.

       10.9.3 Where the Agent has made available an amount to a Borrower in reliance upon the assumption contained in Clause 10.9.1 but a Lender has not made its Contribution in the relevant Advance available to the Agent then, unless that Lender notified the Agent in writing prior to the relevant Drawdown Date that it would not be making its Contribution in such Advance available, that Lender shall (subject to and conditional upon that Lender having received the corresponding payment from the relevant Participant):

                (a) if such Borrower does not refund the corresponding amount to the Agent within 3 Business Days, reimburse the Agent for such amount (together with interest thereon at the rate determined by the Agent as being its cost of funds in the circumstances) on demand; and

                (b) indemnify the Agent from and against all losses, costs, charges and expenses which the Agent may incur or sustain by reason of that Lender not having made its Contribution in the relevant Advance available.

10.10  Appropriation
       -------------

       If a Borrower shall pay a sum which is less than the total amount due and payable under this Agreement on the day on which such sum is paid, such Borrower hereby waives any rights it may have to make any appropriation thereof as between any amounts so due and payable and the sum so paid shall be applied in or towards satisfaction of principal, interest, fees and other sums which are due or overdue for payment on that day in such order as the Majority Lenders may determine PROVIDED THAT (save in relation to amounts standing to the credit of the Lloyds Tyco Deposit Account and the Lloyds Matchbox Deposit Account which are appropriated by Lloyds) each Lender shall receive its pro-rata share of any such sum. Except as otherwise provided in the Financing Documents, if after payment in full of all then due and payable obligations under the Financing Documents, there remains with the Agent any excess monies received from or on behalf of any Borrower, then the Agent shall promptly return the same to the relevant Borrower.


11.    SECURITY
       --------

       The obligations and liabilities of the Borrowers to the Agent, the Issuing Bank and each Lender under this Agreement inter alia shall be secured by the interests and rights granted in favour of the Agent as trustee for itself, the Issuing Bank and the Lenders under the Security Documents.


12.    REPRESENTATIONS AND WARRANTIES
       ------------------------------

12.1   Acknowledgement of Reliance
       ---------------------------

       Each Borrower hereby acknowledges that the Agent, the Issuing Bank and each Lender has entered into this Agreement and accepted the security granted in favour of the Agent under the Security Documents in full reliance on the representations and warranties made or deemed to be made and repeated under this Clause 12.

12.2   Representations and Warranties
       ------------------------------

       Each Borrower hereby represents and warrants to each of the Lenders, the Issuing Bank and the Agent that:

       (a) each member of the Charging Group (other than Tyco Industries and Matchbox International) is a limited company duly incorporated under the laws of England and Wales, and possesses the capacity to sue and be sued in its own name and has the power to carry on its business and to own its property and other assets;

       (b) Tyco Industries is a corporation duly organised, validly existing and in good standing under the laws of the state of Delaware and Matchbox International Limited is a corporation duly organised, and validly existing under the laws of Hong Kong and each is duly qualified to do business and is in good standing in each other jurisdiction where its ownership or leasing of property or the conduct of its business requires such qualification except for those foreign jurisdictions where the failure to be duly qualified to do business or in good standing would not have a Material Adverse Effect;

       (c) each member of the Charging Group has power to own, operate, pledge, mortgage, assign and charge its properties, assets and business, to execute, deliver and perform its obligations under the Financing Documents to which it is a party and to carry out the transactions contemplated by each of the aforementioned documents and all necessary corporate, shareholder and other action has been or will be taken to authorise the execution, delivery and performance of the same;

       (d) each member of the Charging Group and each Subsidiary thereof is in compliance in all material respects with all applicable provisions of law except where the failure to be in compliance would not have a Material Adverse Effect;

       (e) the obligations of each member of the Charging Group under the Financing Documents to which it is a party, constitute its legal, valid and binding obligations and are in full force and effect and enforceable against such member of the Charging Group in accordance with its terms subject, as to enforceability, to bankruptcy, reorganisation, insolvency and similar laws affecting the enforcement of creditors' rights generally and to general principles of equity;

       (f) the execution, delivery and performance by each member of the Charging Group of the Financing Documents to which it is a party does not:

              (i) contravene any applicable law or regulation or any order of any governmental or other official authority, body or agency or any judgment, order or decree of any court having jurisdiction over it;

              (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which it or any of its Subsidiaries is a party or any licence or other authorisation to which it or any of its Subsidiaries is subject or by which it or any of its Subsidiaries or any of its or its Subsidiaries' property is bound;

              (iii) contravene or conflict with the provisions of its Memorandum and Articles of Association or, as the case may be, its by-laws or other organisational documents; or

              (iv) require the consent or approval of any governmental or other official authority, body or agency or of any other person which has not been obtained;

       (g) except as set out in Schedule 9, since 30th September 1994, no event has occurred which would have a Material Adverse Effect (it being understood that the financial results described in Tyco's Parent's press release of 25th October, 1994 shall not constitute a Material Adverse Effect so long as the Agent shall have determined, after due diligence, that the results described therein reflect completely and accurately, in all material respects, the actual results for the period covered);

       (h) as at the date hereof, no member of the Charging Group or any Subsidiary thereof has any material obligations, contingent liabilities, or liabilities to Tax, long term leases or unusual forward or long term commitments which are not reflected in the audited 31st December 1993 balance sheet of Tyco Parent and its Subsidiaries except for those which were incurred or entered into in the normal course of the prudent conduct of trading activities by such member or Subsidiary. Except as otherwise permitted hereunder no dividend has been declared or paid by any member of the Charging Group since 30th September 1994 and no payment has been made in respect of the purchase, or redemption of any share capital of any member of the Charging Group and none of the share capital of any member of the Charging Group has been, or is now required to be redeemed, purchased or otherwise acquired for value by any member of the Charging Group;

       (i) no member of the Charging Group has taken any action nor have any steps been taken or legal proceedings been started or, so far as it is aware, threatened against it for winding-up, dissolution or re-organisation, the enforcement of any Encumbrance over its assets or for the appointment of a receiver, administrative receiver, or administrator, trustee or similar officer of it or of any or all of its assets or revenues;

       (j) no member of the Charging Group is (nor would be with any of the giving of notice, lapse of time, determination of materiality or other condition) in material breach of or in material default under any deed, instrument or any agreement to which it is a party or which is binding on it or any of its assets;

       (k) no action, litigation, arbitration or administrative proceeding has been commenced, or is pending or, so far as it is aware, threatened against any member of the Charging Group or any Subsidiary thereof which:

              (i) challenges any such member of the Charging Group's or Subsidiary's right, power or ability to enter into or perform any of its obligations under the Financing Documents or the validity or enforceability of any Financing Document; or

              (ii)   which is reasonably likely to have a Material Adverse
                     Effect;

              and nor is there subsisting any unsatisfied judgment or award given against any of them by any court, arbitrator or other body;

       (l) there are no material strikes or other employment disputes against any member of the Charging Group or any Subsidiary thereof which are pending or, to any such company's knowledge, threatened and none of them has any material obligation under any collective bargaining agreement, there is no organising activity involving any member of the Charging Group or any Subsidiary thereof pending or to any of their knowledge, threatened by any trade union or group of employees, there are no proceedings pending or to any of their knowledge threatened with any industrial tribunal or employment appeals tribunal and no organisation or group of employees of any of them has made any demand for recognition and there are no material complaints or charges against any member of the Charging Group or any Subsidiary thereof pending or, so far as it is aware, threatened to be filed with any governmental body or agency or any local authority arising out of or in connection with or otherwise relating to the employment or termination of employment by any member of the Charging Group or any Subsidiary thereof of any individual;

       (m)    (i)    each of the latest Accounts of Tyco Parent or the Borrowers required to be delivered pursuant to Clause 13.1 is prepared in the case of Tyco Parent in accordance with US
                     Generally Accepted Accounting Principles and in the case of each Borrower in accordance with UK Generally Accepted
                     Accounting Principles and in each case gives a true and fair view of the financial position of Tyco Parent or, as the case may be, the relevant Borrower as at the date to which the same were prepared and for the period then ended;

              (ii) each set of management accounts required to be delivered under Clause 13.1 shows with reasonable accuracy the financial condition of the member of the Group in respect of which they were prepared during the period to which they relate;

              (iii) all liabilities (contingent or otherwise) which should have been fully disclosed or reserved against in such Accounts or, as the case may be, management accounts, were so disclosed or reserved against therein;

       (n) once the Conditions Precedent have been satisfied, no Encumbrance other than a Permitted Encumbrance exists over all or any part of the present or future revenues or assets of any member of the Charging Group or any Subsidiary thereof;

       (o) all licences, consents, exemptions, clearances, filings, registrations and authorisations which are or may be necessary to enable each member of the Charging Group and each Subsidiaries thereof to own its assets, to carry on its business and to perform its obligations under the Financing Documents to which it is a party and to fulfil the transactions contemplated by such documents and for the proper conduct of its business or which are required in connection with the execution, delivery, validity, enforceability or admissibility in evidence of the Financing Documents are in full force and effect;

       (p)    the accounting reference date of each Borrower is 31st December;

       (q) the execution of the Financing Documents by members of the Charging Group and the exercise of each of their respective rights and the performance of each of their respective obligations thereunder will not result in the creation of any Encumbrance over or in respect of any of their or their Subsidiaries' present or future revenues, assets or undertakings, other than a Permitted Encumbrance;

       (r) each member of the Charging Group and each Subsidiary thereof has complied with all Taxation laws in all jurisdictions in which it is subject to Taxation and has paid all Taxes due and payable by it and no claims are being asserted against it in respect of Taxes save for assessments in relation to the ordinary course of its business or claims contested in good faith and in respect of which adequate provision has been made and disclosed in the latest Accounts or information delivered in writing to the Agent hereunder;

       (s) no member of the Charging Group nor any Subsidiary thereof has any obligation to contribute to any form of occupational or personal pension schemes or has any liabilities in relation to any form of occupational or personal pension schemes;

       (t) the obligations of each Borrower under this Agreement and each member of the Charging Group under the Financing Documents (to the extent that any such obligations do not acquire enhanced priority by virtue of security created and/or conferred by the Security Documents) shall, without prejudice to the provisions of Clause 13.3, at all times rank at least pari passu with all its other present and future unsecured and unsubordinated Indebtedness with the exception of any obligations which are mandatorily preferred by law and not by contract;

       (u)    (i)    each of the Borrowers and each of their Subsidiaries is
                     complying and has at all times complied with Environmental
                     Law;

              (ii) each of the Borrowers and each of their Subsidiaries has obtained every Environmental Permit it requires in connection with the conduct of its business and the ownership, use, exploitation or occupation of its property and assets, and has conducted its business in accordance with such Environmental Permits; all such Environmental Permits are in full force and effect and there has been no default in the observance of the conditions and restrictions (if any) imposed in, or in connection with, any of the same and no member of the Charging Group nor any Subsidiary thereof has received any notice, nor is aware of any proposal to amend, revoke, or replace any such Environmental Permits, or requiring the issue of any new Environmental Permits in respect of its undertaking, property, assets or business;

              (iii) each of the Borrowers and each of their Subsidiaries has at all times carried on and is now carrying on its business in a manner which would permit the issue, maintenance, renewal or reissue of all Environmental Permits required under Environmental Law applying to its undertaking, property, assets and business;

              (iv) no Borrower nor any Subsidiary thereof is or has been on notice of, or subject to, a claim, order, notice or other demand either to take decontamination, remedial or other action under any Environmental Law, or to reimburse any person who has taken such action, in connection with any property or is or has been the subject of any claim, order, notice or other communication which requires any work, repairs, construction, modifications or capital expenditure pursuant to any Environmental Law;

              (v) no Borrower nor any Subsidiary thereof has any liability or contingent liability under any Environmental Law in connection with its undertaking, property, assets or business;

              (vi) there is no Environmental Claim pending against any Borrower or any Subsidiary thereof and to the knowledge of the officers of each Borrower or each such Subsidiary, no circumstances have arisen which might give rise to an Environmental Claim against any such company;

              (vii) no Borrower nor any Subsidiary thereof nor any premises now in the ownership, occupation or control of either of the Borrowers or any Subsidiary thereof has been the subject of any investigation or inspection under any Environmental Law other than merely routine inspections and so far as it is aware no such investigation or inspection is pending, threatened or proposed.

       (v)    (i)    since the date of first ownership, leasing, occupation or
                     control of any premises by any Borrower or any Subsidiary thereof no Hazardous Materials have been used, disposed of, generated, stored, transported, dumped, released, deposited, buried, or emitted at, on, from or under any such premises and, so far as each of the Borrowers and each of their Subsidiaries is aware, prior to any such date no Hazardous Materials have been used, disposed of, generated, stored, transported, dumped, released, deposited, buried, or emitted at, on, from or under any such premises;

              (ii) there are no unauthorised locations in the United Kingdom to which or where Hazardous Materials have been shipped or disposed of by any Borrower or any Subsidiary thereof. All facilities and all transporters and handlers engaged by any Borrower or any Subsidiary thereof to transport or dispose of any Hazardous Materials had, at the time of shipment or disposal, all required Environmental Permits.

       (w) the locations of each Borrower's warehouses and premises within which any of its Charged Property is stored or located, and the location of all of each Borrower's records concerning the Charged Property are set forth in Schedule 7;

       (x) the property listed in Schedule 11, as such Schedule may with respect to this sentence have been previously updated in writing (for which no consent is required) by the Borrowers in writing delivered to the Agent, the Issuing Bank and the Lenders, constitutes all the real property owned, leased (other than property leased, as lessee where the annual rental payments are less than (Pounds)20,000) or used in the business of any member of the Charging Group or any of their Subsidiaries, and each such company holds (a) good and marketable fee simple title to all real property owned by it and described in Part 1 of Schedule 11, (b) valid and marketable leasehold interests in all of such leases (both as lessor and lessee, sub-lessee or assignee) described in
              Part 2 of Schedule 11, and (c) good and marketable title to or valid leasehold interests in, all of its other property and assets;

       (y) without prejudice to Clause 12.2(j), no member of the Charging Group nor any Subsidiary thereof, nor, to any member of the Charging Group's knowledge, any other party to any such lease described in Schedule 11 is in default of its obligations thereunder or has delivered or received any notice of default under any lease, and no event has occurred which, with the giving of notice, the passage of time, or both, would constitute a default under any such lease, where, with respect to any such lease, the termination of such lease would reasonably be expected to have a Material Adverse Effect;

       (z) no member of the Charging Group nor any Subsidiary thereof either owns or holds, or is obligated under or a party to, any option, right of first refusal or any other contractual right to purchase, acquire, sell, assign or dispose of any real property owned or leased by a member of the Charging Group or any Subsidiary thereof except as set forth in Schedule 12, as such Schedule may with respect to this sentence have been previously updated in writing (for which no consent is required) by the Borrowers in writing delivered to the Agent, the Issuing Bank and the Lenders;

       (aa) no portion of any real property owned or leased by any member of the Charging Group or any Subsidiary thereof has suffered any material damage by fire or other casualty loss which has not heretofore been repaired and restored to good operating condition except as shall have been previously notified by such member or Subsidiary to the Agent, the Issuing Bank and the Lenders in writing; all material permits required to have been issued or appropriate to enable the real property to be lawfully occupied and used for all of the purposes for which they are currently occupied and used, have been lawfully issued and are, as of the date hereof, in full force and effect;

       (bb) no contract, lease, agreement or other instrument to which any member of the Charging Group or any Subsidiary thereof is a party or by which it or any of its properties or assets is bound or affected and no provision of any constitutional document, applicable law or governmental regulation or any corporate restriction has resulted in or will result in a Material Adverse Effect;

       (cc) the list of accounts in Schedule 13 constitutes a full list of all banks and other financial institutions at which any Borrower and any of their respective Subsidiaries maintains deposits and/or other accounts and such Schedule correctly identifies the name and address of each deposit or, as the case may be, account holder, the name in which the account is held, a description of the purpose of the account, and the complete account number;

       (dd) the list of contracts in Schedule 14 as supplemented from time to time by written disclosure to the Agent is a complete and accurate list of all Material Contracts of each member of the Charging Group and each Subsidiary thereof;

       (ee) the list of insurances in Schedule 15 as supplemented from time to time by written disclosure to the Agent is a complete and accurate list of all insurances (including, without limitation, all insurances relating to receivables) maintained by each Borrower and each of their respective Subsidiaries;

       (ff) without prejudice to Clause 12.2(j), no member of the Group is in material default and, to each member of the Group's knowledge, no third party is in material default, under or with respect to any Material Contract, agreement, lease or other instrument to which any member of the Group is a party;

       (gg) each member of the Group is in compliance in all material respects with (i) all material license agreements to which it is a party or bound by, and (ii) its obligations to make royalty payments to other persons;

       (hh) neither of the Borrowers has any Subsidiaries other than those Subsidiaries set forth in Schedule 3 and no member of the Charging Group nor any Subsidiary thereof is engaged in any joint venture or partnership with any other person or has any equity interest in any other person. The issued share capital of each member of the Charging Group and each Subsidiary thereof is owned by each of the Shareholders named in Schedule 16 Part I and constitutes all of the issued share capital of such persons and all such share capital is duly and validly issued and fully paid. Except as set out in Schedule 16 Part II, there are no outstanding rights to purchase stock, or options, warrants or similar rights, agreements or plans pursuant to which any member of the Charging Group or any Subsidiary thereof may be required to issue, sell or purchase any shares or other equity security;

       (ii) except as set out in Schedule 18, (or, in relation to Tyco Industries except as set out in the US Credit Agreement) each member of the Charging Group and each Subsidiary of the Borrowers owns all licences, patents, patent applications, copyrights, service marks, trademarks, trademark applications and trade names which are necessary to continue to conduct its business as heretofore conducted by it and proposed to be conducted by it, each of which is listed together with relevant application or, as the case may be, registration numbers in Schedule 17, and each Borrower will procure that each member of the Charging Group and each Subsidiary of each Borrower will update the contents of such Schedule not less than once in each calendar quarter in each calendar year to reflect promptly any change therein. Each member of the Charging Group and each Subsidiary thereof conducts business without infringement or claim of infringement of any licence, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others, except where such infringement or claim of infringement could not have or result in a Material Adverse Effect. To the knowledge of each member of the Charging Group and each Subsidiary thereof, there is no infringement or claim of infringement by others of any material licence, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of any member of the Charging Group or any of its Subsidiaries;

       (jj) neither Borrower has any obligations to any person in respect of any finder's or brokerage fees in connection with the Financing Documents;

       (kk) since the latest management accounts of the Tyco Parent delivered to the Agent in accordance with Clause 13.1 there has been no material decrease in the consolidated assets of Tyco Parent (other than normal recurring seasonal changes in the foregoing consistent with prior years' experience).

       (ll) each member of the Charging Group is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the other Financing Documents; each Borrower and each of their respective Subsidiaries after giving effect to the transactions contemplated by this Agreement and the other Financing Documents will have an adequate amount of capital to conduct its business in the foreseeable future;

       (mm) no information contained in this Agreement or the other Financing Documents or any written statement furnished by or on behalf of any member of the Charging Group or any Affiliate thereof pursuant to the terms of this Agreement or any other Financing Document, which has previously been delivered to the Agent or any Lender, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made; with respect to all business plans and other forecasts and projections furnished to the Agent, the Issuing Bank or any Lender relating to the financial condition, operations, business, properties or prospects of any Borrower or any Subsidiary thereof (i) all the facts stated as such therein are true and complete in all material respects, (ii) all facts upon which each forecast or projection therein contained are based are true and complete in all material respects and no material fact was omitted therefrom, (iii) all assumptions made on which each of them were based are reasonable under the circumstances and are disclosed therein, and (iv) the forecasts or projections are reasonably based on those facts and assumptions; with respect to any such forecasts or projections made available to the Agent, the Issuing Bank or any Lender after the Completion Date, the foregoing sub-clauses (i) to (iv) shall be true and accurate in all respects as of the date of each such projection and forecast;

       (nn) no Borrower or any of their respective Subsidiaries is subject to regulation under any statute that restricts or limits the ability of any person subject thereto to incur indebtedness, charge, assign or mortgage its assets or perform its obligations hereunder or under any other Financing Document, the making of the Advances by the Lenders, the application of the proceeds and repayment thereof by the Borrowers or the issue of any Guarantees on account of and with recourse to either Borrower, and the consummation of the transactions contemplated by this

              Agreement and other Financing Documents will not violate any provision of any such statute, regulation or order issued by any such body;

       (oo) neither Borrower employs any person in Eire or is liable to VAT in Eire; and

       (pp) the trademarks "Speedking", "Play Track", "Fighting Furies" and "Streakers" are not in use with either Borrower in its business.

12.3   Repetition
       ----------

       The representations and warranties set out in Clause 12.2 shall survive the execution of this Agreement and (save for the representation and warranty made under Clause 12.2(g)) shall be deemed to be repeated by each of the Borrowers on each Drawdown Date and each Issue Date and, except where the terms of such representation and warranty imply otherwise, as if made with reference to the facts and circumstances existing at that time.


13.    UNDERTAKINGS
       ------------

13.1   Information Undertakings
       ------------------------

       13.1.1   Weekly Information
                ------------------

                Each Borrower hereby undertakes and agrees with the Agent, the Issuing Bank and each Lender that throughout the Security Period it shall by no later than Tuesday of each week deliver to the
                Agent:

                (i) a Borrowing Base Certificate for each Borrower as of the last day of the preceding week; and

                (ii) for each Borrower, an Inventory report by product line and a schedule detailing ineligible Inventory in each case accompanied by such supporting detail and documentation as the Agent may request.

       13.1.2   Monthly Information
                -------------------

                Each Borrower hereby undertakes and agrees with the Agent, the Issuing Bank and each Lender that throughout the Security Period it shall as soon as the same become available, but in any event within 30 days after the end of each period of one month (or 45 days after the end of each March, June and September) during any Financial Year, deliver to the Agent for distribution to the Issuing Bank and the Lenders, copies in sufficient numbers for all of them of:

                (a) monthly management accounts of each of the Borrowers and their respective Subsidiaries incorporating an income statement and balance sheet (such information to be in the form of the consolidating information provided pursuant to the terms of the US Credit Agreement) for such month and that portion of the current Financial Year ending as of the end of such month which shall provide comparisons to the prior year's equivalent period, both on a monthly and year-to-date basis, and to budget and otherwise in form and substance satisfactory to the Agent and which shall give a true and fair view of the consolidated financial position of such companies;

                (b) a report of the Managing Director or Finance Director of each Borrower and their respective Subsidiaries setting forth the board of directors' discussion and analysis of all current income statement, balance sheet and cash flow financial trends; and

                (c) a certificate of the Managing Director or Finance Director of each Borrower and their respective Subsidiaries that all such financial statements are complete and do not contain any material error, mis-statement or omission and present fairly in accordance with UK GAAP (subject to normal year end adjustments) the financial position, the results of operations of the Borrowers and their respective Subsidiaries as at the end of such month and for the period then ended, and that to his or her knowledge there was no Default or Default Occurrence in existence as of such date or specifying those Defaults or Default Occurrences of which he or she was aware and with respect to the certificate to be delivered for the last month in each period of three months ending on 31st March, 30th June, 30th September and 31st December in each year, accompanied by a statement in reasonable detail showing the calculations used in determining the compliance by each Borrower with the financial undertakings contained in Clause 13.4.

       13.1.3   Annual Information
                ------------------

                Each Borrower hereby undertakes and agrees with the Agent, the Issuing Bank and each Lender that throughout the Security Period it shall, as soon as the same become available, but in any event in relation to the items required by Clauses 13.1.3(a) to (d) within 90 days after the end of each Financial Year and in relation to the items required by Clauses 13.1.3(e) on the last Business Day of each Financial Year, deliver to the Agent for distribution to the Issuing Bank and the Lenders, copies in sufficient numbers for all of them of:

                (a) the Accounts of Tyco Parent for the relevant Financial Year together with a copy of the management letter (if any) addressed by the Auditors to the directors of the relevant company accompanied by a statement in reasonable detail showing the calculations used in determining the Borrowers compliance with the financial undertakings set forth in Clause 13.4 together with a report from the Auditors to the effect that in connection with their audit examination, they did not become aware of any Default or Default Occurrence or specifying those Defaults or Default Occurrences of which they became aware;

                (b) a report of Tyco Parent executed on its behalf by the Chief Executive Officer or Chief Financial Officer setting forth the board of directors discussion and analysis of all current income statement, balance sheet and cash flow financial trends;

                (c) the annual letter from Tyco Parent's Chief Executive Officer or Chief Financial Officer to the Auditors in connection with their audit examination detailing the Borrowers' material contingent liabilities and material litigation;

                (d) a certificate of the Chief Executive Officer or Chief Financial Officer of Tyco Parent that all such financial statements are complete and correct and represent fairly in accordance with US GAAP the financial position, the results of operations and the changes in financial position of Tyco Parent as at the end of Financial Year and for the period then ended, and that there was no Default or Default Occurrence in existence as of such time or specifying the Default or Default Occurrence of which he or she was aware; and

                (e) financial projections for the next succeeding Financial Year which shall include monthly financial projections (including a Capital Expenditures budget) for each of the Borrowers and their respective Subsidiaries acceptable to the Agent for the following Financial Year approved by the board of directors of each of the Borrowers and their respective Subsidiaries, as the case may be, and, which, in each case, include the following:

                       (i) projected balance sheets of each Borrower and each of their Subsidiaries for such Financial Year, on a monthly basis;

                       (ii) projected cash flow statements and forecasted excess borrowing availability of the Borrowers, including summary details of cash disbursements (including Capital Expenditure) for such Financial Year, on a monthly basis;

                       (iii) projected statements of operations of each Borrower and each of their respective Subsidiaries for such Financial Year, on a monthly basis; and

                       (iv) projected annual balance sheet, cash flow statements, and statements of operations of each Borrower and each of their respective Subsidiaries for such Financial Year together with the description of major assumptions used in generating such balance sheets, cash flows and income statements, and other appropriate supporting details as requested by the Agent;

                       and all such projections shall be broken down by division and otherwise in a manner satisfactory to the Agent.


       13.1.4   Other Information Undertakings
                ------------------------------

                Each Borrower hereby undertakes and agrees with the Agent, the Issuing Bank and each Lender that throughout the Security Period it shall:

                (a) promptly furnish to the Agent such information, documents and records about the business, financial condition, operations and prospects of any member of the Group as the Agent or any Lender may from time to time reasonably require;

                (b) ensure that all Accounts and other financial information (other than Accounts of and other financial information relating solely to a Borrower) submitted to the Agent have been prepared in accordance with US Generally Accepted Accounting Principles as applied in respect of the Base Accounts;

                (c) ensure that all Accounts and other financial information submitted to the Agent relating solely to a Borrower have been prepared in accordance with UK Generally Accepted Accounting Principles as applied in respect of the Accounts of such Borrower filed at Companies House in respect of its Financial Year ended 31st December 1993;

                (d)    promptly notify the Agent of:

                       (i)    any Default and any Default Occurrence;

                       (ii) any litigation, arbitration or administrative proceeding commenced against any member of the Group which, is reasonably likely if adversely determined to have a Material Adverse Effect or to give rise to a judgment or award exceeding (Pounds)50,000 individually in value or (to the extent
                              litigation, arbitration or administrative proceedings are related) in the aggregate;

                       (iii) any Encumbrance which is not a Permitted Encumbrance of which a Borrower becomes aware attaching to its assets or revenues; and

                       (iv) any occurrence (including without limitation any third party claim or liability) of which a Borrower becomes aware which may have a Material Adverse Effect;

                       and in each case such notification to be confirmed in writing to the Agent within 5 days; and

                (e) by no later than the twentieth day after the end of each month, a reconciliation for each Borrower or the weekly Inventory reports of such Borrower required in Clause 13.1.1(ii) for such month to such Borrower's general ledger for such month and monthly financial statement, in each case accompanied by such supporting detail and documentation as the Agent may require.

       13.1.5   Disclosure of Information
                -------------------------

                Each Borrower (for itself and each of its respective Subsidiaries) authorises the Agent, the Issuing Bank and each Lender to communicate with its and each of its Subsidiary's independent accountants and authorises those accountants to make available to the Agent, the Issuing Bank and each Lender any and all financial statements and other supporting financial documents and information, with respect to the business, financial condition and other affairs of each Borrower and each of their respective Subsidiaries provided that the Agent, the Issuing Bank, or such Lenders shall (i) give the relevant Borrower prior notice of each intended communication with such accountants and of each request to have such accountants make available to the Agent, the Issuing Bank or such Lender any such financial information and material and (ii) permit a representative of the relevant Borrower to be present at any communication or making available of financial information and material. On or before the Completion Date, each Borrower shall deliver a letter (the "Accountants Letter") addressed to such accountants instructing them to make available to the Agent, the Issuing Bank and the Lenders such information and records as the Agent, the Issuing Bank and the Lenders may reasonably request and to otherwise comply with the provisions of this Clause
                13.1.5 and if any Borrower or any of their Subsidiaries engages the services of accountants other than Touche Ross, it shall deliver a letter addressed to such accountants containing the same terms and provisions as the Accountants Letter.

13.2   Positive Covenants
       ------------------

       Each of the Borrowers hereby undertakes and agrees with the Agent, the Issuing Bank and each Lender that, throughout the Security Period, it shall and it shall procure that it and each of its Subsidiaries shall unless the Agent (acting on the instructions of the Majority Lenders) shall otherwise agree:

       (a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises other than the dissolution, liquidation or merger of Subsidiaries of the Borrowers insofar as permitted under Clause 13.3(d), and continue to conduct its business substantially as now conducted or as otherwise permitted hereunder;

       (b) permit the Agent and any person (being an accountant, auditor, solicitor, valuer or other professional adviser of the Agent) authorised by the Agent to have, at all reasonable times during normal business hours and on reasonable notice, access to the property, premises and accounting books and records of any member of the Group and to the officers of any member of the Group, permit such person to inspect, audit and make extracts from all accounting books and records of such member of the Group and permit such person to conduct audits to inspect, review and evaluate the Charged Property (such audits not to exceed, at the expense of any member of the Charging Group, (x) four times in any Financial Year with respect to audits of inventory and (y) four times in any Financial Year with respect to other audits unless a Default has occurred in which case such limits shall not apply; it being understood that the foregoing limit shall not prohibit the Agent from conducting additional audits at the expense of the Lenders);

       (c) at the request of the Agent, do or procure the doing of all such things and execute or procure the execution of all such documents as are in the reasonable opinion of the Agent or any Lender, necessary or desirable to ensure that the Agent, the Issuing Bank and the Lenders obtain the full benefit of their rights and benefits under the Financing Documents;

       (d) pay and discharge all Taxes and governmental charges prior to the date on which the same become overdue unless, and only to the extent that, such Taxes and charges shall be contested in good faith by appropriate proceedings, pending determination of which payment may lawfully be withheld, and there shall be set aside adequate reserves in accordance with UK Generally Accepted Accounting Principles with respect to any such Taxes or charges so contested;

       (e) pay and discharge its debts as they fall due for payment in the ordinary course of its trading activities (unless contested in good faith);

       (f) at all times comply with all laws and regulations applicable to it and which are necessary in relation to:

              (i) the conduct of its business generally and obtain, effect and maintain in full force and effect all governmental and other regulatory consents, licences, exemptions, clearances, filings, registrations and authorisations required for the conduct of its business generally; and

              (ii) the validity, enforceability or, as the case may be, admissibility in evidence of the Financing Documents;

              except where the failure to so comply could not be reasonably expected to result in a Material Adverse Effect and would not be reasonably likely to subject Tyco Parent or any of its Subsidiaries to any criminal penalties (other than non-material fines) or the Agent, the Issuing Bank or any Lender to any civil or criminal penalties;

       (g) promptly and in any event within any period provided for the same in any applicable statute, law or regulation deliver all necessary forms and documents required to be delivered to or registered with any governmental, statutory or other body or agency in connection with the Financing Documents and any of the transactions contemplated hereunder or thereunder;

       (h)    remain resident in the United Kingdom for Tax purposes;

       (i) comply, and procure that each other member of the Charging Group and each Subsidiary thereof complies, in all material respects with all requirements of Environmental Law applicable to each such member of the Charging Group and each Subsidiary thereof (including, without limitation, obtaining and maintaining in full force and effect all consents, authorisations, licences or approvals required from time to time) and promptly notify the Agent of (i) any Environmental Claim which has been made or threatened against any member of the Charging Group and each Subsidiary thereof or against any occupier of any property owned or leased by any member of the Charging Group and each Subsidiary thereof or of any circumstanecs that arises which might give rise to any such Environmental Claim and (ii) any revocation, suspension, amendment, variation, withdrawal or refusal to grant any consent, authorisation, licence or approval, which in the case of either (i) or (ii) above might have a Material Adverse Effect;

       (j) notify the Agent in writing, promptly upon learning thereof, of any litigation, claim (whether in respect of Tax or otherwise) commenced or threatened against any Borrower or any of their respective Subsidiaries, and of the institution against any such person of any suit or administrative proceeding which (a) may involve an amount in excess of (Pounds)50,000 individually or in aggregate or (b) could have or result in a Material Adverse Effect if adversely determined;

       (k) at all times maintain, preserve and protect all of its material Intellectual Property, and preserve all the remainder of its property, in use or useful in the conduct of its business and keep the same in good repair, working order and condition (taking into consideration ordinary wear and tear) and from time to time make, or cause to be made, all necessary or appropriate repairs, replacements and improvements thereto consistent with industry practices, so that the business carried on in connection therewith may be properly and advantageously conducted at all times;

       (l) keep and maintain its equipment and fixtures in good operating condition sufficient for the continuing of such company's business conducted on a basis consistent with past practices and shall provide or arrange for all maintenance and service and all repairs necessary for such purpose;

       (m)    transact business only under the names set forth in Schedule 20;

       (n) keep adequate records and books of account with respect to its business activities, in which proper entries, reflecting all of its financial transactions, are made in accordance with UK GAAP;

       (o) at its sole cost and expense maintain insurances or cause to be maintained with respect to each member of the Charging Group and each Subsidiary thereof on and in relation to its business and assets against such risks and to such an extent and with such underwriters or insurance companies as the Agent deems advisable from time to time and which include:

              (i) property damage insurance where the cover is for amounts which are no lower than the higher of the market value and book value of the relative property; and

              (ii) business interruption insurance where the cover shall be substantially similar in amount to that customarily maintained by or on behalf of the relevant company;

              and shall, without limitation, comply with all obligations contained in any Guarantee and Debenture to which the Borrower is a party relating to insurance and shall further, without limitation, maintain all those insurances listed in Schedule 15 and shall ensure that save in relation to those insurances listed in Part 2 of Schedule 15 the Agent is named as an insured party on all such policies of insurance and, if so required by the Agent, as loss payee and shall if so requested by the Agent, deliver to the Agent, as often as the Agent may request, a report of a reputable insurance broker satisfactory to the Agent with respect to its insurance policies. If, notwithstanding that all proceeds of insurance in respect of any Charged Property are payable to the Agent, any member of the

              Charging Group or Subsidiary thereof receives any proceeds of insurance in respect of any Charged Property in respect of the policies required to be maintained under this Agreement, such proceeds shall be held in trust by such person and the Borrowers shall cause such person to hold such proceeds in trust for the Agent and, unless the Agent otherwise permits, shall be forthwith paid over to the Agent;

       (p) notify the Agent promptly of any occurrence causing a material loss or decline in value of any property or assets of any Borrower or any of their Subsidiaries and the estimated (or actual, if available) amount of such loss or decline; each Borrower (for itself and its respective Subsidiaries) hereby directs all present and future insurers to pay all proceeds of insurance described in
              Part 1 of Schedule 15 directly to the Agent on behalf of itself, the Issuing Bank and the Lenders; and each Borrower (for itself and its Subsidiaries) irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent) as such persons true and lawful agent and attorney-in-fact for the purpose of making, settling and adjusting claims under all policies of insurance and for doing all things in connection therewith;

       (q) perform, within all required time periods (after giving effect to any applicable grace periods), all of its obligations and enforce all of its rights under each agreement, contract, instrument or other document to which it is a party, including any leases, licenses and customer contracts to which it is a party where the failure to so perform and enforce could have or result in a Material Adverse Effect;

       (r) on the request of the Agent, the Issuing Bank or any Lender, but not more often than once a calendar quarter unless a Default has occurred and is continuing in which case no such limit shall exist, supplement (or cause to be supplemented) each Schedule or representation herein or in any other Financing Document with respect to any matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in such Schedule or as an exception to such representation or which is necessary to correct any information in such Schedule or representation which has been rendered inaccurate thereby, provided that such supplement to such Schedule or representation shall not be deemed an amendment thereof unless expressly consented to in writing by the Agent and the Majority Lenders and no such amendments, except as the Majority Lenders have consented to in writing which expressly includes a waiver, shall be or be deemed a waiver by the Lenders of any Default disclosed therein; each Borrower shall, if so requested by the Agent or the Majority Lenders, furnish to the Agent, the Issuing Bank and the Lenders as often as they reasonably request, statements and schedules further identifying and describing the Charged Property and such other reports in connection with the Charged Property as the Agent or Majority Lenders may reasonably request and shall advise the Agent, the Issuing Bank and the Lenders promptly of any

              Encumbrance, other than a Permitted Encumbrance, attaching to or asserted against any of the Charged Property, any material change in the composition of the Charged Property and the occurrence of any other event which would have a Material Adverse Effect upon the Charged Property and/or the Agent's security of the Agent as agent and security trustee thereon;

       (s) unless otherwise agreed to by the Agent in writing, obtain or cause to be obtained a landlord's agreement in form and substance acceptable to Agent from the lessor of any present or future leased premises of each member of the Group which owns any tangible property constituting Charged Property located on such premises having a book value of more than (Pounds)50,000 or constituting any Eligible Inventory;

       (t) take such action from time to time as shall be necessary to ensure that each Subsidiary of each Borrower is a direct or indirect wholly owned Subsidiary of either of the Borrowers and is owned directly or indirectly only by members of the Group;

       (u) promptly notify the Agent of any loss, damage, or destruction to any Charged Property or any real property owned by any member of the Group whether or not constituting Charged Property (collectively, "Property") or arising from its use, whether or
                              --------
              not covered by insurance provided that no such notice is necessary with respect to the loss, damage or destruction from a single casualty of any Property with a value less than (Pounds)20,000;

       (v) if either Borrower establishes a retirement benefit scheme (as defined in Section 611 of the Income and Corporation Taxes Act
              1988) (the "scheme") it shall (i) promptly provide the Agent with
                          ------
              copies of such documentation relating thereto as the Agent shall request, (ii) not do anything which would or might prejudice any Inland Revenue approval of that scheme, (iii) duly and punctually pay all contributions or other sums required under the trust deed and rules or other documentation containing provisions governing the scheme and ensure that all lump sum death in service benefits payable under the scheme or by the relevant Borrower are fully insured, (iv) comply with all statutory requirements relating thereto including without restriction the provisions of Article 119 of the Treaty of Rome establishing the European Economic Community, (v) immediately notify the Agent of any claims, actions or suits which have or may be made against the relevant Borrower or the trustees of the scheme;

       (w) procure that each member of the Charging Group and each Subsidiary thereof shall within 60 days after the date hereof amend, modify or terminate all hedging agreements involving any member of the Charging Group and any Subsidiary thereof which are existing on the date hereof to the extent necessary so that after giving effect to any such amendment, modification or termination, all such agreements existing on such 60th day shall be reasonably satisfactory to the Agent;

       (x)    within 60 days of the date of this Agreement, enter into:

              (i) a distribution agreement with the other companies in the Group, in form and substance satisfactory to the Agent; and

              (ii) currency hedging agreements in amount, duration, form and substance reasonably acceptable to the Agent; and

              (iii) an agreement to alter the name of the Owner under the agency agreement dated 27th July 1994 between Tyco Matchbox Limited and Just Licensing Limited and change the name of the principal to Matchbox Toys Limited in the annexed licence agreement;

       (y) within 15 days of the date of this Agreement, agree and procure that Lloyds Bank Plc and International Factors Limited agree a form of lockbox service agreement which each is willing to enter into if required to do so by the Agent pursuant to the Debenture in form and content satisfactory to the Agent; and

       (z) if at any time any of the trademarks referred to in Clause 12.2(pp) are in use with either Borrower in its business, such Borrower shall promptly notify the Agent thereof and on request from the Agent execute a fixed charge substantially in the form of a Trade Mark Change over its rights to use the same and procure that any member of the Group which is a registered proprietor or licensor to such Borrower on request from the Agent shall also execute a fixed charge substantially in the form of a Trade Marks Change over its right, title, benefit and interest in and to such mark.

13.3   Negative Covenants
       ------------------

       Each of the Borrowers hereby undertakes with the Agent, the Issuing Bank and each Lender that during the Security Period it shall not and the Borrowers shall procure that none of their respective Subsidiaries shall unless the Agent (acting on the instructions of the Majority Lenders) otherwise agrees:

       (a) other than Permitted Encumbrances, create or permit to subsist any Encumbrance over any of its undertaking and assets from time to time or directly or indirectly enter into any agreement with any person which prohibits or limits the ability of any of the Borrowers or their respective Subsidiaries to create, incur, assume or suffer to exist any Encumbrance upon any of its property, assets or revenues whether now owned or hereafter acquired other than agreements with the Agent, the Issuing Bank or the Lenders which are entered into pursuant to a Financing

              Document and other than agreements which restrict Encumbrances which fall within paragraph (e) of the definition of "Permitted Encumbrance" in Clause 1.1;

       (b) sell, transfer, lease, lend or otherwise dispose of any of its undertaking and assets from time to time owned by it other than the sale of Inventory, or the sale or disposal of any assets which have become obsolete or surplus to the business of such Borrower or Subsidiary, in any such case in the ordinary course of the prudent conduct of its trading activities, or other than any sale, transfer, lease, loan or other disposal which would then be permitted under Section 6.8 of the US Credit Agreement;

       (c) make or threaten to make any change in its business objectives, purposes or operations as at present conducted, which could in any way adversely affect the satisfaction of any obligations under the Financing Documents on the due date for performance thereof or have or result in a Material Adverse Effect or make any material change in the terms and conditions upon which any of the Borrowers or their respective Subsidiaries does business, amend its Memorandum or Articles of Association in any manner which is reasonably likely to adversely affect the interests of the Issuing Bank or the Lenders, or engage in any business other than the business in which it is currently engaged or any related toy or collectibles business;

       (d) directly or indirectly, by operation of law or otherwise, merge or consolidate with or otherwise combine with any other person or enter into any joint venture or partnership agreement, other than any such merger, consolidation or combination, joint venture or partnership agreement which would then be permitted under Section
              6.1 of the US Credit Agreement;

       (e) subject to Clause 13.3(f) below, pay any fees or commissions to any person other than on open market terms and for the purpose of its trade and in the ordinary course of the prudent conduct of its trade;

       (f) make any loans or grant any credit or enter into any commercial transaction with any of its Subsidiaries, Affiliates, officers, directors or employees, including payment of any management, consulting, advisory or similar fee, other than any such loan, granting of credit or entry into a commercial transaction which would then be permitted under Section 6.4 of the US Credit Agreement;

       (g) other than Permitted Indebtedness, incur or permit to subsist any Indebtedness;

       (h) incorporate any company as its Subsidiary or acquire all or substantially all of the assets, shares or securities issued by any company;

       (i) cancel or terminate any Material Contract or amend or otherwise modify any Material Contract, or waive any default or breach any Material Contract, except any such cancellation, termination, amendment, modification, waiver or breach which would then be permitted under Section 6.9 of the US Credit Agreement, or take any other action in connection with any Material Contract that would have a Material Adverse Effect;

       (j) cancel any claim or Indebtedness owing to it, except for reasonable consideration and in the ordinary course of its business, or make any payment or prepayment of principal or of interest on or otherwise with respect to, or purchase, acquire or redeem any Indebtedness (other than under the Overall Facilities) or make any deposit in respect thereof or give notice in respect thereof, except any payments of Indebtedness which would then be permitted under the US Credit Agreement;

       (k) declare or make any Restricted Payment, other than a Restricted Payment which then may be declared or made under Section 6.15 of the US Credit Agreement;

       (l) enter into or renew (by amendment, modification or otherwise) any lease of real property other than (x) renewals of existing leases of real property upon more favourable (to such company) or substantially the same terms as are in effect on the Completion Date and (y) leases of real property permitted under the terms of clause 6.16 of the US Credit Agreement;

       (m) maintain any deposit, operating or other bank accounts except for those accounts identified in Schedule 13;

       (n) engage in any transaction involving commodity options or futures contracts, derivatives, currency options or futures contracts or any similar speculative transaction (other than with respect to currency exchange rate fluctuations in the ordinary course of business consistent with past practice and prudent business management or with respect to interest rate protection the terms of which are acceptable to the Agent);

       (o) make any significant change in accounting treatment and reporting practices except for changes concurred with by its Auditors;

       (p) not make any deposit with, or advance, loan or other extension of credit to any other person (including the purchase of property from another person subject to an understanding or agreement, contingent or otherwise, to resell such property to such person) other than deposits, advances, loans and extensions of credit which would be permitted under Section 6.2 of the US Credit Agreement or are otherwise contemplated by any of the Financing Documents, or are made in the ordinary course of its business with or to institutions authorised under the Banking Act 1987;

       (q) make any change in its capital structure (including the issuance or recapitalisation of any shares of Stock or other securities convertible into Stock or any revision of the terms of its outstanding Stock) save as permitted under the terms of clause 6.15(a) of the US Credit Agreement; and

       (r) directly or indirectly, amend, modify, supplement, waive compliance with, grant a waiver under, or assent to non-compliance with: (i) any instrument, document or agreement evidencing, creating, guaranteeing or governing Indebtedness in excess of (Pounds)100,000 permitted under this Agreement or entered into in connection herewith (other than the instruments, documents and agreements governing the Overall Facilities in accordance with the terms thereof) or (ii) any subordinated Indebtedness (it being understood that this Clause 13.3(r) shall not be deemed to prohibit the holders of any subordinated Indebtedness (or any required percentage thereof) from waiving any requirement or default under any subordinated Indebtedness).

13.4   Financial Undertakings
       ----------------------

       13.4.1 In this Clause 13.4 words and expressions shall have the meanings attributed to them in the US Credit Agreement. This Clause 13.4 shall be construed in accordance with the rules of construction set out in Section 2(b) of Annex H to the US Credit Agreement.

       13.4.2 Each Borrower shall procure that Tyco Parent shall maintain (or cause to be maintained) as of the end of each Fiscal Quarter ending on each of the dates set forth below, Tangible Net Worth of not less than the respective amount set forth below opposite each such date:


                Date                              Amount in Dollars
                ----                              -----------------
                March 31, 1995                       74,100,000
                June 30, 1995                        75,300,000
                September 30, 1995                   91,100,000
                December 31, 1995                   100,600,000

                March 31, 1996                       92,900,000
                June 30, 1996                        93,900,000
                September 30, 1996                  109,600,000
                December 31, 1996                   118,700,000

                March 31, 1997                      110,500,000
                June 30, 1997                       111,500,000
                September 30, 1997                  127,400,000
                December 31, 1997                   136,700,000

                March 31, 1998                      128,700,000

                June 30, 1998                       129,600,000
                September 30, 1998                  145,800,000
                December 31, 1998                   155,200,000

                March 31, 1999                      147,300,000
                June 30, 1999                       148,300,000
                September 30, 1999                  164,800,000
                December 31, 1999                   174,300,000
                and the last day of each
                Fiscal Quarter thereafter


       13.4.3 Each Borrower shall procure that Tyco Parent shall maintain (or cause to be maintained), as of the end of each Fiscal Quarter (commencing with the Fiscal Quarter ending September 30, 1995), for each Parent Rolling Period, a Minimum Debt Service Coverage Ratio of not less than (x) 0.60 to 1.0 as of the end of the Fiscal Quarter ending September 30, 1995, (y) 1.25 to 1.0 as of the end of each of the Fiscal Quarters ending December 31, 1995, March 31, 1996, June 30, 1996 and September 30, 1996 and (z)
                1.30 to 1.0 as of the end of each Fiscal Quarter thereafter.

       13.4.4 Each Borrower shall procure that Tyco Parent shall not permit for the three Fiscal Month period ending March 31, 1995 or for the six Fiscal Month period ending June 30, 1995 (x) EBITA for such three or six, as appropriate, Fiscal Month period less (y) the aggregate amount of all Capital Expenditures made by Tyco Parent and its Subsidiaries during such three or six, as appropriate, Fiscal Month period, to be less than ($17,300,000) and ($15,800,000), respectively.

       13.4.5 Each Borrower shall procure that Tyco Parent shall not permit EBITA of the International Management Subsidiaries as of the end of any Fiscal Month set forth below for each Subsidiary Rolling Period to be less than the respective amount in Dollars set forth below opposite such Fiscal Month:

                Fiscal Month Ending In                     EBITA

                June, 1995                                 (2,481,000)
                July, 1995                                 (1,289,000)
                August, 1995                                2,169,000
                September, 1995                             10,485,000
                October, 1995                               18,604,000
                November, 1995                              23,141,000
                December, 1995                              23,064,000
                January, 1996                               23,250,000
                February, 1996                              23,345,000
                March, 1996                                 23,399,000
                April, 1996                                 23,461,000
                May, 1996                                   23,513,000

                June, 1996                                  23,566,000
                July, 1996                                  23,625,000
                August, 1996                                23,553,000
                September, 1996                             23,588,000
                October, 1996                               23,994,000
                November, 1996                              24,221,000
                December, 1996                              24,217,000
                January, 1997                               24,396,000
                February, 1997                              24,488,000
                March, 1997                                 24,543,000
                April, 1997                                 24,606,000
                May, 1997                                   24,658,000
                June, 1997                                  24,714,000
                July, 1997                                  24,776,000
                August, 1997                                24,712,000
                September, 1997                             24,768,000
                October, 1997                               25,194,000
                November, 1997                              25,432,000
                December, 1997                              25,428,000
                January, 1998                               25,601,000

       13.4.6 Each Borrower shall procure that Tyco Parent shall not permit EBITA of the Direct Import Subsidiaries as of the end of any Fiscal Month set forth below for each Subsidiary Rolling Period to be less than the respective amount in Dollars set forth below opposite such Fiscal Month:

                Fiscal Month Ending In                       EBITA
                June, 1995                                   (537,000)
                July, 1995                                     842,000
                August, 1995                                 3,482,000
                September, 1995                              5,938,000
                October, 1995                                7,048,000
                November, 1995                               7,893,000
                December, 1995                               8,735,000
                January, 1996                                8,759,000
                February, 1996                               8,787,000
                March, 1996                                  8,807,000
                April, 1996                                  8,814,000
                May, 1996                                    8,805,000
                June, 1996                                   8,761,000
                July, 1996                                   8,778,000
                August, 1996                                 8,910,000
                September, 1996                              9,032,000
                October, 1996                                9,088,000
                November, 1996                               9,130,000
                December, 1996                               9,172,000
                January, 1997                                9,195,000

                February, 1997                               9,221,000
                March, 1997                                  9,240,000
                April, 1997                                  9,247,000
                May, 1997                                    9,238,000
                June, 1997                                   9,197,000
                July, 1997                                   9,216,000
                August, 1997                                 9,355,000
                September, 1997                              9,484,000
                October, 1997                                9,542,000
                November, 1997                               9,587,000
                December, 1997                               9,631,000
                January, 1998                                9,652,000

14.    DEFAULT, ACCELERATION
       ---------------------

14.1   Default
       -------

       There shall be a Default if:

       (a) any amount payable under this Agreement is not paid by either Borrower within 5 days of the date and at the place at which it is expressed to be payable; or

       (b) any of the Borrowers fails to comply with any of its obligations under Clauses 13.1, 13.2(x), 13.2(y), 13.2(z), 13.3, 13.4 of this
              Agreement and such failure shall continue unremedied for 10 days with respect to obligations under Clause 13.1 (other than under Clause 13.1.2 for which the grace period shall be 30 days) (with no grace period for any failure to comply with obligations under Clauses 13.3 and 13.4); or

       (c) any member of the Charging Group or any Subsidiary thereof fails to comply with any of its obligations and undertakings under any of the Financing Documents (other than the obligations and undertakings referred to in the foregoing Clause 14.1(a) or (b)) and, if, in the opinion of the Agent, capable of remedy, such default is not remedied within 30 days after notice of such failure has been given by the Agent to the relevant Borrower or 30 days after any Borrower shall become aware thereof; or

       (d) any representation, warranty or statement made or deemed to be repeated by any member of the Charging Group under any of the Financing Documents or in any notice, certificate, statement of fact, financial information, statement or accounts referred to in or delivered under any of the Financing Documents is or proves to have been incorrect in any material respect when made or deemed to have been repeated; or

       (e) any material provision of any of the Financing Documents is not or ceases to be in full force and effect, other than by reason of any action of the

              Agent, the Issuing Bank or the Lenders or upon the written consent of the Lenders, or the validity or enforceability of any of the terms of any of the Financing Documents shall be contested by any of the members of the Charging Group; or

       (f) any Indebtedness in excess of, in aggregate, $1,000,000 of any of the members of the Charging Group:

              (i) is declared to be or otherwise becomes due and payable prior to its specified maturity or prior to its regularly scheduled dates of payment; or

              (ii)   is not paid when due;

              or any creditor or creditors of members of the Charging Group become entitled to declare any such Indebtedness due and payable prior to its specified maturity; or

       (g) a creditor or encumbrancer attaches or takes possession of, or a distress, execution, sequestration or other process is levied or enforced upon or sued out against, any of the undertaking and assets of any of the members of the Charging Group having an aggregate value for all such assets in excess of $500,000 other than where such proceedings are set aside or withdrawn within 30 days, or any member of the Charging Group conceals, removes or permits to be concealed or removed any part of its property, with intent to hinder, delay or defraud its creditors or any of them or makes or suffers a transfer of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law; or

       (h)    any of the members of the Charging Group:

              (i) suspends payment of its debts or is unable or admits its inability to pay its debts as they fall due; or

              (ii) commences negotiations with one or more of its creditors with a view to the general readjustment or rescheduling of all or part of its Indebtedness which it would otherwise not be able to pay as it falls due; or

              (iii) proposes or enters into any composition or other arrangement for the benefit of its creditors generally or any class of creditors; or

       (i) any of the members of the Charging Group takes any action or any legal proceedings are started or other steps taken for:

              (i) any of the members of the Charging Group to be adjudicated or found insolvent; or

              (ii) the winding-up or dissolution of any of the members of the Charging Group (other than in connection with a solvent reconstruction, the terms of which have been previously approved in writing by the Majority Lenders); or

              (iii) the appointment of a trustee, receiver, administrative receiver, or similar officer of any of the members of the Charging Group, or the whole or any substantial part of their respective undertaking and assets; or

       (j) any adjudication, order or, as the case may be, appointment is made under or in relation to any of the proceedings referred to in Clause 14.1(h)); or

       (k) an application is made to the court for an administration order under the Insolvency Act 1986 with respect to any of the members of the Charging Group; or

       (l) any event occurs or proceeding is taken with respect to any member of the Charging Group in any jurisdiction to which it is subject which has an effect equivalent or similar to any of the events mentioned in Clauses 14.1(f), (g), (h), (i) or (j); or

       (m) any of the members of the Charging Group suspends, ceases or threatens to suspend or cease to carry on its business; or

       (n) without the prior written consent of the Agent acting on the instructions of the Majority Lenders, any of the members of the Charging Group makes any redemption of any of their shares, purchases any of their shares or otherwise reduces their issued share capital from time to time; or

       (o) at any time there occurs any event or circumstance which have had or are reasonably likely, in the opinion of the Majority Lenders, to have a Material Adverse Effect and which is not remedied within 10 days after notice of such failure has been given by the Agent to either Borrower; or

       (p) any "Termination Event" under and as defined in the Receivables Funding Agreement occurs; or

       (q) there shall occur and be continuing any "Event of Default" (as defined in the Canadian Credit Agreement) or any "Event of Default" (as defined in the US Credit Agreement) or any event, act or condition which, after giving effect to any grace periods or notice requirements thereunder, permits the requisite lenders or agent thereunder to accelerate the obligations of the borrower or borrowers under such Overall Facility or any Indebtedness owing under any of the other Overall Facilities shall become due prior to its stated maturity or prior to its regularly scheduled dates of payment; or

       (r)    a Change of Control occurs; or

       (s) a final judgment or judgments (after the expiration of all times to appeal therefrom) in the aggregate is made against any member of the Charging Group for the payment of money exceeding insurance coverage therefor by $500,000 or more for any such judgment or $3,000,000 or more in the aggregate for all such judgments against the Group unless the same is set aside or paid within 15 days of such judgment (it being understood that in any event any such judgment is not covered by insurance to the extent of the applicable deductible therefor or if and to the extent the issuer of the relevant insurance denies liability therefor);

       save that the liquidation of a company as part of a solvent reorganisation of the Group in relation to which the Agent has given its prior written consent shall not constitute a Default hereunder.

14.2   Acceleration etc.
       -----------------

       At any time when any Default remains unremedied the Agent may, and shall, if so instructed by the Majority Lenders, by notice to either of the Borrowers cancel the Facility and the Guarantee Facility in whole or in part and:

       (a) require that Cash Cover be provided by the Borrowers in respect of the contingent liabilities of the Issuing Bank under the Guarantees in an amount no less than the Outstandings then subsisting; and

       (b) require the Borrowers immediately to repay the Loan together with accrued interest thereon and immediately to pay all other sums payable under this Agreement, whereupon the same shall become immediately due and payable; or

       (c) place the Loan on demand, whereupon the same and all other sums payable hereunder shall become repayable on demand made by the Agent on the instructions of the Majority Lenders.

       Upon the service of any such notice by the Agent on the instructions of the Majority Lenders, the Lenders' obligations shall be terminated and each of the Lenders' Commitments shall be cancelled and reduced to zero, but without prejudice to any present or future liability pursuant to Clause 7.6.2.

15.    SET-OFF AND PRO-RATA PAYMENTS
       -----------------------------

15.1   Set-Off
       -------

       Each Borrower hereby authorises the Agent, the Issuing Bank and each Lender to apply any credit balance on any account of such Borrower with any of the Agent, the Issuing Bank and the Lenders in satisfaction of any sum due and payable by such Borrower pursuant to the terms of the Financing Documents which is not paid when due. For this purpose each of the Agent, the Issuing Bank and the Lenders is authorised to purchase at its spot rate of exchange with the moneys standing to the credit of any such account Sterling or such other currencies as may be necessary to effect such application. The Agent, the Issuing Bank or the relevant Lender which so applies such credit balance shall use reasonable efforts to notify the relevant Borrower, the Agent and the Lenders of such application PROVIDED THAT the failure to do so shall not affect the validity of such application.

15.2   Pro Rata Sharing
       ----------------

       15.2.1 If any Lender (the "Sharing Lender") shall at any time obtain (whether by way of voluntary or involuntary payment, right of set-off, or otherwise but excluding (i) any amount received or recoverable by it pursuant to a Participation Agreement and (ii) amounts standing to the credit of the Lloyds Tyco Deposit Account and the Lloyds Matchbox Deposit Account) a proportion in respect of its Contribution in any sum due from a Borrower under this Agreement which is greater than the proportion obtained by the Lender or Lenders respectively obtaining the smallest proportion of its Contribution therein, including a nil receipt, (the amount so obtained by the Sharing Lender which represents such excess being herein called "the excess amount") then:
                                                     -------------

                (a) the Sharing Lender shall promptly pay to the Agent, for the account of the Lenders, an amount equal to the excess amount, whereupon the Agent shall notify the relevant Borrower of such amount and its receipt by the Agent;

                (b) the Agent shall treat such payment as if it were a payment by the relevant Borrower on account of sums owed to the Lenders; and

                (c) as between the relevant Borrower and the Sharing Lender the excess amount shall be treated as not having been paid, while as between the relevant Borrower and each Lender it shall be treated as having been paid to the extent any moneys are received by such Lender.

       15.2.2 Each Lender shall forthwith notify the Agent of any such receipt or recovery by it other than by payment through the Agent.

       15.2.3 If any excess amount subsequently has to be wholly or partly refunded to a Borrower by a Sharing Lender which has paid an amount equal thereto to the Agent under Clause 15.2.1, each Lender to which any part of that amount was distributed shall on request from the Sharing Lender repay to the Sharing Lender such Lender's pro rata share of the amount which has to be so refunded by the Sharing Lender. Each Lender shall on request supply to the Agent such information as the Agent may from time to time request for the purpose of this Clause 15.2. Notwithstanding the foregoing provisions of this Clause 15.2, no Sharing Lender shall be obliged to share any excess amount which it receives or recovers pursuant to legal proceedings taken by it to recover any sums owing to it under this Agreement with any other party which has a legal right to, but does not, either join in such proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court, unless the proceedings instituted by the Sharing Lender are instituted by it without prior notice having been given to such party through the Agent and an opportunity to such party to join in such proceedings.

       15.2.4 Nothing in this Agreement shall oblige the Agent, the Issuing Bank or any Lender to apply any credit balance or other benefit received from a Borrower against the liabilities of such Borrower under this Agreement in priority to any other liabilities of such Borrower to the Agent, the Issuing Bank or that Lender.


16.    THE AGENT, THE ISSUING BANK AND THE LENDERS
       -------------------------------------------

16.1   Appointment and Duties
       ----------------------

       16.1.1 Each Lender and the Issuing Bank hereby irrevocably appoints the Agent to act as its agent in connection with the administration of the Facility and to act as its agent and trustee in connection with the Security Documents and for such purposes irrevocably authorises the Agent to take such action and to exercise and carry out all the discretions, authorities, rights, powers and duties as are specifically delegated to the Agent in this Agreement and each Security Document together with such powers and discretions as are incidental thereto.

       16.1.2 The Agent shall have no duties or responsibilities except those expressly set out in the Financing Documents. As to any matters not expressly provided for by this Agreement, save in respect of the Security Documents, the Agent shall, subject to the provisions hereof or thereof, act hereunder or thereunder or in connection herewith or therewith in accordance with the instructions of the Majority Lenders (but in the absence of any such instructions shall not be obliged to act) and any such instructions and any action taken by the Agent in accordance therewith shall be binding upon all the Lenders.

16.2   Payments and Information Received
       ---------------------------------

       The Agent will promptly account to the Issuing Bank or, as the case may be, the Lending Office of each Lender for the Issuing Bank's or, as the case may be, such Lender's due proportion of all sums received by the Agent for the Issuing Bank's or such Lender's account, whether by way of repayment or prepayment of principal or payment of interest, fees or otherwise. The Agent shall provide the Issuing Bank and the Lenders with all information and copies of all notices which by the terms of this Agreement are to be provided or given to the Issuing Bank or the Lenders respectively. The Agent may retain for its own use and benefit (and shall not be liable to account to the Issuing Bank or any of the Lenders for all or any part of) any sums received by it by way of agency or management or arrangement fees or by way of reimbursement of expenses incurred by it.

16.3   Defaults
       --------

       The Agent shall not be obliged to take any steps to ascertain whether any Default (other than a default in repayment of principal or in payment of interest or fees due pursuant to this Agreement) or Default Occurrence has happened or exists and, until the Agent shall have received express notice to the contrary from a Borrower, the Issuing Bank or any Lender, the Agent shall be entitled to assume that no Default (other than as aforesaid) or Default Occurrence has happened or exists. Upon receipt of such notice the Agent shall promptly inform the Issuing Bank and the Lenders. The Agent shall promptly notify the Lenders of any Default Occurrence of which it is notified by a Borrower.

16.4   Assumptions
       -----------

       The Agent shall be entitled to rely on any communication or document believed by it to be genuine and correct and to have been communicated or signed by the person by whom it purports to be communicated or signed and shall not be liable to any of the parties to this Agreement for any of the consequences of such reliance.

16.5   Legal Proceedings
       -----------------

       The Agent shall not be obliged to take or commence any legal action or proceeding against a Borrower or any other person arising out of or in connection with any of the Financing Documents until it shall have been indemnified or secured to its satisfaction against any and all costs, claims and expenses (including, but not limited to, any costs award which may be made against it as a result of any such legal action or proceeding not being successful) which it may expend or incur in such legal action or proceeding.

16.6   No Liability
       ------------

       Neither the Agent nor any of its directors, employees or agents shall be liable for any action taken or omitted to be taken by it or any of them under or in connection with the Financing Documents unless caused by its or their gross negligence or wilful misconduct. The Agent shall not be responsible for any statements, representations or warranties in the Financing Documents or for any information supplied or provided or hereafter to be supplied or provided to the Issuing Bank or any of the Lenders by the Agent, in respect of a Borrower or any other person or for any other matter relating to the Facility, the Security Documents or for the execution, effectiveness, genuineness, validity, enforceability or sufficiency of such documents or any of the other documents referred to herein or therein or for the recoverability of all or any of the Advances or any of the other sums to become due and payable pursuant hereto.

16.7   Credit Decisions
       ----------------

       16.7.1 Each Lender acknowledges that it has, independently and without reliance on the Agent or the Issuing Bank, and the Issuing Bank acknowledges that it has, independently and without reliance on the Agent, and based on such documents and information as it deemed appropriate, made its own analysis of the transaction contemplated by, and reached its own decision to enter into, this Agreement and made its own investigation of the financial condition and affairs of each Borrower and any surety for each Borrower's obligations and its own appraisal of the creditworthiness of each Borrower and any surety for each Borrower's obligations.

       16.7.2 Save as specifically provided herein, the Agent shall not be under any duty or obligation, either initially or on a continuing basis, to provide any Lender or the Issuing Bank with any credit information or other information with respect to the financial condition of either Borrower or which is otherwise relevant to the Facility or Guarantee Facility.

       16.7.3 Each Lender and the Issuing Bank further acknowledges and confirms that it will, independently and without reliance on the Agent and based on such documents and information as it shall deem appropriate at the time, make its own decisions in taking or not taking action under the Financing Documents.

16.8   Advisers
       --------

       The Agent shall be entitled to obtain and rely on the advice of any professional advisers selected by it given in connection with the Financing Documents or any of the matters contemplated hereby or thereby, and shall not be liable to any of the Lenders or the Issuing Bank for any of the consequences of such reliance.

16.9   Relationship with Lenders and Issuing Bank
       ------------------------------------------

       16.9.1 In performing its functions and duties under this Agreement, the Agent shall act solely as the agent for the Lenders and, as specified herein, for the Issuing Bank and save as expressly provided herein and in the Security Documents shall not be deemed to be acting as trustee for any Lender or the Issuing Bank and shall not assume or be deemed to have assumed any obligation as agent or trustee for, or any relationship of agency or trust with, any of the Borrowers.

       16.9.2 Neither the Agent, the Issuing Bank nor any Lender shall be under any liability or responsibility of any kind to any of the Borrowers, the Issuing Bank or any of the other Lenders arising out of or in relation to any failure or delay in performance or breach by any other Lender or Lenders, the Issuing Bank or, as the case may be, either Borrower of any of its or their respective obligations pursuant to or in connection with the Financing Documents or any of the Guarantees.

16.10  Agent's position as a Lender
       ----------------------------

       With respect to its own Contribution in the Loan, the Agent shall have the same rights and powers under and in respect of the Financing Documents as though it were not also acting as agent for the Lenders and, as specified herein, for the Issuing Bank. The Agent may, without liability to account, accept deposits from, lend money to and generally engage in any kind of banking or trust business with or for a Borrower as if it were not the agent or the trustee for the Lenders and, as specified herein, for the Issuing Bank under any Financing Document.

16.11  Indemnity
       ---------

       16.11.1 The Lenders agree to indemnify the Agent (to the extent not reimbursed by either of the Borrowers) rateably according to the Lenders' respective Contributions in the Loan (or, if no Advance shall then be outstanding, their respective Commitments) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (except in respect of any agency, management or other fee due to the Agent) which may be imposed on, incurred by or asserted against the Agent in its capacity as agent or trustee for the Lenders or in any way relating to or arising out of the Financing Documents or any action taken or omitted by the Agent in enforcing or preserving the rights of the Lenders under the Financing Documents, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence, bad faith or wilful misconduct.

       16.11.2 Each of the Lenders shall make such payments as are due and payable to the Agent under Clause 16.11.1 promptly following demand subject to and conditional upon having received the corresponding payment from the relevant Participant under the Participation Agreement.

16.12  Resignation
       -----------

       16.12.1 Subject to the appointment and acceptance of a successor Agent as hereinafter provided, the Agent may resign at any time by giving to either of the Borrowers, the Issuing Bank and each of the Lenders not less than 60 days' notice of its intention to do so. Upon receipt of such notice of resignation the Lenders and the Issuing Bank shall appoint as successor Agent any bank or financial institution selected by the Borrowers and the Majority Lenders (such selection in the case of the Borrowers not to be unreasonably withheld or delayed) which is willing and able to act as such agent for the Lenders.

       16.12.2 If no such successor Agent selected by the Borrowers and the Majority Lenders shall have accepted such appointment within 20 days after the Agent's giving of notice of resignation then the Majority Lenders after consultation with the Borrowers shall have the right to appoint such a successor Agent.

       16.12.3 If no such successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 40 days after the Agent's giving of notice of resignation then the resigning Agent may, after consultation with the Borrowers, appoint as its successor any reputable and experienced bank or other financial institution with an office in London.

       16.12.4 Any such appointment shall take effect upon notice thereof (which notice shall specify the bank in London to which payments shall be made thereafter) being given to the Borrowers, the Issuing Bank and each Lender. Thereafter, the resigning Agent shall be discharged from any further obligation under the Financing Documents and its successor and each of the other parties hereto and thereto shall have the same rights and obligations inter se as they would have had if such successor had been a party to the Financing Documents in place of the resigning Agent. The resigning Agent shall make over to its successor all such records as its successor requires to carry out its duties.

16.13  Change of Office
       ----------------

       The Agent may from time to time in its sole discretion by written notice to the Borrowers, the Issuing Bank and each Lender designate a different office in the United Kingdom from which its duties as the Agent will thereafter be performed.

16.14  Waivers, Amendments
       -------------------

       The Agent may (except where the same is required by the express provisions of this Agreement to be authorised by all the Lenders) grant waivers, vary the terms of the Financing Documents and do or omit to do all such acts and things in connection therewith as may be authorised in writing by the Majority Lenders. Any such waiver, variation, act or omission so authorised and effected by the Agent shall be binding on all the leaders and the Issuing Bank and the Agent shall be under no liability whatsoever in respect of any such waiver, consent, variation, act or omission Nothing in this Clause shall authorise (as between the Agent, the Issuing Bank and the Lenders), except with the prior written agreement of all the Lenders:

       (i) any change in the rate at which any interest on the Loan is payable under this Agreement;

       (ii) any agreed extension of the date for, or alteration in the amount or currency of, the payment of any principal, interest, fees or any other amount payable under this Agreement other than in connection with the Guarantee Facility (including under any Guarantee);

       (iii)  any increase in any Lender's Commitment;

       (iv)   any variation of the definitions of "Majority Lenders" in Clause
              1;

       (v) any variation of Clauses 6 or 7 insofar as it relates to Advances and interest thereon and this Clause 16 except insofar as it may affect the Issuing Bank

       (vi) any provision of this Agreement which requires the consent of all the Lenders; and

       except with the prior written agreement of the Issuing Bank:

       (a) any increase in the Guarantee Facility Limit or any agreed extension of the date for, or alteration in the amount or currency of, the payment of any principal, interest, fees or any other amount payable under this Agreement in connection with the Guarantee Facility (including under any Guarantee);

       (b) any variation of Clauses 6 or 7 insofar as it does not relate to Advances and interest thereon, any variation of Clause 14 and any variation to this Clause 16 insofar as it may affect the Issuing Bank; and

       (c) any provision of this Agreement which requires the consent of the Issuing Bank; and

       except with the prior written agreement of the Issuing Bank and all the Lenders, any release of security constituted under the Security Documents.

16.15  Consents
       --------

       The Agent may at any time upon the application and at the cost of either Borrower and without any consent of any of the Lenders (only if and so far as in its reasonable opinion the interests of the Lenders shall not be significantly prejudiced thereby) give any consent, approval or licence required of the Agent under the terms of this Agreement, save where this Agreement expressly requires that such consent, approval or licence should be given only with the approval of, or on the instructions of, the Lenders or the Majority Lenders.

16.16  Evidence
       --------

       The Agent may accept a certificate signed by any director or the secretary of a Borrower as to any fact or matter on which the Agent may need or wish to be satisfied as sufficient evidence thereof and a like certificate that any assets in the opinion of the person so certifying have a particular value or produce a particular income or are suitable for a particular purpose as sufficient evidence that they have that value or produce that income or are so suitable and the Agent shall not be bound in any such case to call for further evidence or be responsible for any loss that may be occasioned by its failing to do so.

16.17  Security Documents
       ------------------

       16.17.1 The Agent shall accept without investigation, requisition or objection such title as any person may have to the undertaking, property and assets which are subject to the Security Documents and shall not be bound or concerned to examine or enquire into nor be liable for any defect or failure in the title of any person whether such defect or failure was known to the Agent or might have been discovered upon examination or enquiry and whether capable of remedy or not nor for any failure on the part of the Agent to give notice to any third party of the Security Documents to which it is party or otherwise perfect or register the security thereby created.

       16.17.2 The Agent shall hold the benefit of the Security Documents upon trust for itself, the Issuing Bank and the Lenders. The applicable perpetuity period for trusts arising under Financing Documents shall be 80 years.

       16.17.3 The Issuing Bank and each of the Lenders hereby confirms and agrees that it does not wish to be registered in accordance with Rule 146 of the Land Registration Rules 1925 as the joint proprietor of any mortgage or charge created pursuant to any Financing Document and accordingly authorises the Agent to hold such mortgage or charge in its sole name as agent and trustee for the Agent, the Issuing Bank, the Lenders and General Electric Capital Corporation and hereby request H.M. Land Registry to register the Agent as the sole proprietor of any such mortgage or charge.

16.18  Distribution of Proceeds of Enforcement
       ---------------------------------------

       16.18.1 In this Clause 16.18 the following expressions shall have the following meanings:

                "Lender Outstandings" means, in respect of a Lender, the
                 -------------------
                aggregate amount owed to such Lender by way of principal, interest, commission and fees in respect of the Facility; and

                "Total Outstandings" means, at any time, the aggregate amount
                 ------------------
                of all the Lender Outstandings at such time.

       16.18.2 On the enforcement of all or any of the Security Documents, the Agent shall be entitled to deduct from the proceeds of such enforcement its costs, charges and expenses incurred in connection with such enforcement together with an amount equal to all sums due to it as agent or trustee and due to the Issuing Bank hereunder and under the Security Documents before distributing the balance by forwarding to each Lender (including itself) an amount equal to such remaining proceeds multiplied by:

                Lender Outstandings of such Lender
                ----------------------------------
                      Total Outstandings

                where all Lender Outstandings and the Total Outstandings are calculated as at the date of distribution.

       16.18.3 For the purpose of this Clause 16.18, where any part of any Lender Outstandings is denominated in a currency other than Sterling, any distribution shall be calculated on the basis of the Sterling Equivalent of such part calculated at the date of distribution. However, an actual distribution may, in the Agent's discretion, be made in the currencies of the Lender Outstandings and for this purpose the Agent is authorised by the Borrowers to convert any proceeds of enforcement (including the proceeds of any previous conversion under this Clause) from their existing currency of denomination into any other currency at such rate or rates of exchange and at such time as the Agent thinks fit.

       16.18.4 The Agent shall notify the Lenders of any proposed distribution and the proposed date of distribution and each of the Lenders, shall provide to the Agent a calculation of what is due to it in respect of the sums referred to in Clause 16.18.1. The Agent shall send copies of all such calculations to all other parties and, in the absence of manifest error, the Agent shall make the distributions on the basis of such calculations.

       16.18.5 The Agent may, at its discretion, accumulate proceeds of realisations on an interest bearing account in its own name until there is a minimum of (Pounds)10,000 to distribute under Clause 16.18.2.

16.19 In respect of any determination, certificate or opinion made or given by the Agent hereunder, the Agent shall as soon as reasonably practicable provide the Borrowers (or the relevant Borrower) with details of how it has arrived at the determination or any conclusion or opinion expressed PROVIDED THAT the Agent shall have no obligation to disclose any matter which it deems to be confidential.

17.    FEES AND EXPENSES
       -----------------

17.1   Expenses
       --------

       The Borrowers shall on demand pay all expenses reasonably incurred (including, but not limited to, legal, valuation and accounting fees) and any VAT thereon:

       (a) by the Agent and the Issuing Bank in connection with the negotiation, preparation, administration, and execution of the Financing Documents and the other documents contemplated hereby or thereby now or at any time hereafter;

       (b) by the Agent, the Issuing Bank and the Lenders in connection with the granting of any release, waiver or consent or in connection with any amendment or variation of any Financing Document, including any amount which the Lenders are obliged to reimburse the Participants in respect thereof;

       (c) by the Agent, the Issuing Bank and the Lenders in enforcing, perfecting, protecting or preserving (or attempting so to do) any of their rights, or in suing for or recovering any sum due from any Borrower or any other person under any Financing Document including any amount which any Lender is obliged to reimburse any Participant in respect thereof; and

       (d) by Lloyds in connection with the negotiation, preparation, administration and execution of this Agreement, the Participation Agreement, the Deed of Subordination, the Debentures and the deeds of release granted by Lloyds pursuant to Clause 2(a)(x) and the negotiation, preparation, administration, execution and enforcement of the Guarantees and the Lloyds Deposit Agreements.

17.2   Closing and Collateral Management Fees
       --------------------------------------

       The Borrowers shall pay to the Agent closing and collateral management fees in accordance with the terms of the Fees Letter. For the avoidance of doubt, all liabilities and obligations of the Borrowers under the Fees Letter will be deemed to be incurred hereunder and will be secured by the Security Documents.

17.3   Non-utilisation Fee
       -------------------

       The Borrowers shall pay a non-utilisation fee in Sterling to the Agent for the account of the Lenders at the rate of 0.5% cent. per annum on the difference from time to time between (i) the Sterling Equivalent of the Total Commitments and (ii) the total of all Advances. Such fee shall accrue day to day on the basis of a 365 day year and the number of days elapsed in respect of each successive period of one month from the date hereof and shall be paid in arrear on the first Business Day after the end of each such period and on the date when the Total Commitments are reduced to zero.

17.4   Guarantee Fees
       --------------

       The Borrowers shall pay a guarantee fee in Sterling to the Agent for the account of the Issuing Bank at the rate of 2.5 per cent. per annum on the daily Outstandings. Such fee shall accrue from day to day on the basis of a 365 day year and the number of days elapsed in respect of each successive period of one month from the date hereof and shall be paid in arrear on the first Business Day after the end of each such period.

17.5   Documentary Taxes Indemnity
       ---------------------------

       All stamp, documentary, registration or other like duties or Taxes, including any penalties, additions, fines, surcharges or interest relating thereto, which are imposed or chargeable on or in connection with the Financing Documents shall be paid by the Borrowers PROVIDED THAT the Agent shall be entitled but not obliged to pay any such duties or Taxes (whether or not they are its primary responsibility), whereupon the Borrowers shall on demand indemnify the Agent against those duties or Taxes and against any costs and expenses so incurred by the Agent in discharging them.

17.6   Cancellation Fee
       ----------------

       In the event that the Borrowers cancel the undrawn Facility and Guarantee Facility pursuant to Clause 8, the Borrowers shall pay a cancellation fee in Dollars to the Agent for the account of the Lenders in an amount equal to

       (i) $350,000 if the Borrowers terminate the Facility and the Guarantee Facility on or before the first anniversary of the Completion Date;

       (ii) $175,000 if the Borrowers terminate the Facility and the Guarantee Facility after the first anniversary of the Completion Date but on or prior to the second anniversary of the Completion Date; and

       (iii) $87,500 if the Borrowers terminate the Facility and the Guarantee Facility after the second anniversary of the Completion Date but on or prior to the third anniversary of the Completion Date payable on the termination of the Facility and Guarantee Facility in accordance with Clause 8 PROVIDED THAT no cancellation fee shall be payable if the Borrowers refinance the obligations under the Financing Documents with the Agent on terms and conditions acceptable to the Agent.

17.7   VAT
       ---

       17.7.1 All payments made by a Borrower under the Financing Documents are calculated without regard to VAT. If any such payment constitutes the whole or any part of the consideration for a taxable or deemed taxable supply (whether that supply is taxable pursuant to the exercise of an option or otherwise) by the Agent, the Issuing Bank or a Lender, the amount of that payment shall be increased by an amount equal to the amount of VAT which is chargeable in respect of the taxable supply in question.

       17.7.2 No payment or other consideration to be made or furnished by the Agent, the Issuing Bank or a Lender, to a Borrower pursuant to or in connection with the Financing Documents or any transaction or document contemplated herein or therein may be increased or added to by reference to (or as a result of any increase in the rate of) any VAT which shall be or may become chargeable in respect of any taxable supply.

17.8   Indemnity Payments
       ------------------

       Where in the Financing Documents a Borrower has an obligation to indemnify or reimburse the Agent, the Issuing Bank or a Lender in respect of any loss or payment, the calculation of the amount payable by way of indemnity or reimbursement shall take account of the likely Tax treatment in the hands of the Agent, the Issuing Bank or the relevant Lender, as the case may be, (as determined by the relevant party's auditors) of the amount payable by way of indemnity or reimbursement and of the loss or payment in respect of which that amount is payable.

17.9   Lloyds Administration Fees
       --------------------------

       The Borrowers shall pay to Lloyds Bank plc within 7 Business Days of receipt of an invoice from time to time an administration fee for time spent by its personnel in administering, and performing its obligations and duties under, the Participation Agreement which shall be payable at the rate of (Pounds)100 per man hour spent over the period covered by each such invoice, together with any VAT chargeable thereon.


18.    MISCELLANEOUS
       -------------

18.1   Severance
       ---------

       If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

18.2   Waivers, Remedies Cumulative
       ----------------------------

       No failure to exercise, nor any delay in exercising, on the part of the Agent, the Issuing Bank or any Lender, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

18.3   Further Assurance
       -----------------

       Each of the Borrowers expressly agree that at any time and from time to time at its cost and expense it will upon the request of the Agent execute and deliver such further documents and do such other acts and things as the Agent on behalf of the Issuing Bank and the Lenders may reasonably request in order to further fulfil the obligations of the Borrowers hereunder or under any of the Financing Documents.

18.4   Counterparts
       ------------

       This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

18.5   Entire Agreement
       ----------------

       This Agreement constitutes the entire Agreement between the parties hereto in relation to the Facility, the Guarantee Facility and the Loan and supersedes all previous proposals, agreements and other written and oral communications in relation thereto.

18.6   Joint and Several Liability
       ---------------------------

       Wherever in this Agreement it is specified that the Borrowers shall be liable to make any payment such liability of the Borrowers shall be joint and several. Each Borrower agrees and consents to be bound by this Agreement notwithstanding that the other Borrower may not execute this Agreement or may not effectually be bound and notwithstanding this Agreement may be void, voidable or unenforceable against the other Borrower, whether or not the deficiency is known to the Agent, the Issuing Bank or any of the Lenders. The Agent, the Issuing Bank and any of the Lenders shall be at liberty to release either of the Borrowers from this Agreement and to compound with or otherwise vary or agree to vary the liability of or to grant time to, indulgence to, or make other arrangements with, any Borrower or any other person, without prejudicing or affecting the rights or remedies of the Agent, the Issuing Bank or any of the Lenders against the other Borrower.

19.    NOTICES
       -------

19.1   Method
       ------

       Each communication to be made hereunder shall be made in writing in English but, unless otherwise provided, may be made by facsimile transmission or letter.

19.2   Delivery
       --------

       Any communication or document to be made or delivered by one party to another pursuant to this Agreement shall (unless the one has by 15 days' written notice to the other specified another address) be made or delivered to that other party, in the case of the Borrowers, the Issuing Bank and the Agent at the respective addresses given in Clause 19.3, and in the case of notice to either Borrower with a copy to Tyco Parent and in the case of notice to the Agent with copies as specified, in the case of the Lenders at the respective addresses given in Schedule 1 or, as the case may be, the Schedule of the relative Transfer Certificate.

19.3   Addresses
       ---------

       The addresses referred to in Clause 19.2 are:

       (A)    the Borrowers:

              Tyco Toys (UK) Limited
              Tyco House
              Third Avenue
              Globe Park
              Marlow
              Buckinghamshire SL7 1YF

              Attention:       Brian Triptree
              Fax:             01628 488 222

              Matchbox Toys Limited
              Tyco House
              Third Avenue
              Globe Park
              Marlow
              Buckinghamshire SL7 1YF

              Attention:       Brian Triptree
              Fax:             01628 488 222

              with a copy to:

              Tyco Toys, Inc.
              6000 Midlantic Drive

              Mt. Laurel
              New Jersey 08054
              USA

              Attention:        General Counsel
              Fax:              0101 609 273 2885

       (B)    the Issuing Bank:

              General Electric Capital Corporation
              501 Merritt Seven
              Norwalk
              CT 06851
              USA

              Attention:        Vice President - Portfolio/Tyco
              Fax:              0101 203 840 4680

              with a copy to:

              General Electric Capital Corporation
              501 Merritt Seven
              3rd Floor
              Norwalk
              CT 06851
              USA

              Attention:        Legal Counsel/Tyco
              Fax:              0101 203 840 4520

              and a further copy to:

              Wilde Sapte
              1 Fleet Place
              London
              EC4M 7WS

              Attention:        Howard Barrie
              Fax:              0171 246 7777

       (C)    the Agent:

              General Electric Capital Corporation
              501 Merritt Seven
              Norwalk
              CT 06851
              USA

              Attention:         Vice President - Portfolio/Tyco
              Fax:               0101 203 840 4680

              with a copy to:

              General Electric Capital Corporation
              501 Merritt Seven
              3rd Floor
              Norwalk
              CT 06851
              USA

              Attention:         Legal Counsel/Tyco
              Fax:               0101 203 840 4520

              and a further copy to:

              Wilde Sapte
              1 Fleet Place
              London
              EC4M 7WS

              Attention:         Howard Barrie
              Fax:               0171 246 7777

19.4   Deemed Receipt
       --------------

       19.4.1 Any notice given by the Agent to either of the Borrowers shall be deemed to have been received:

                (a) If sent by facsimile transmission, with a confirmed receipt of transmission from the receiving machine, on the Business Day on which transmitted or the following Business Day if transmitted after the normal business hours of the recipient;

                (b) in the case of a written notice lodged by hand (including, without limitation, reputable international courier service), on the Business Day of actual delivery or the following Business Day if delivered after the normal business hours of the recipient;

                (c) if posted in the United Kingdom to an address in the United Kingdom, on the third Business Day following the day on which it was properly despatched by first class mail postage prepaid; and

                (d) if posted inside or outside the United Kingdom to an address outside or inside the United Kingdom respectively, on the seventh Business Day following the day on which it was properly despatched by airmail postage prepaid.

       19.4.2 Any notice given to the Agent, the Issuing Bank or the Lenders shall be deemed to have been given only on actual receipt.

19.5   Notices to the Lenders
       ----------------------

       Any notice to be given by either of the Borrowers to the Lenders or any of them may be given by serving such notice on the Agent together with a written instruction that such notice is to be treated as notice to one or more specified Lenders. In the absence of such written instructions it shall be deemed to be a notice to the Agent alone.


20.    ASSIGNMENTS AND TRANSFERS
       -------------------------

20.1   Benefit of Agreement
       --------------------

       This Agreement shall be binding upon and enure to the benefit of each party hereto and its successors and assigns.

20.2   Assignments and Transfers by the Borrowers
       ------------------------------------------

       Neither Borrower shall be entitled to assign or transfer all or any of its rights and benefits under this Agreement.

20.3   Assignments and Transfers by Lenders
       ------------------------------------

       20.3.1 Any Lender may at any time assign all or any of its rights and benefits under any of the Financing Documents or transfer in accordance with Clause 20.3.3 all or any of its rights, benefits and obligations under any of the Financing Documents. Any assignment by a Lender of all or any of its rights and benefits under this Agreement to a person which is not (i) an Affiliate of such Lender or of another Lender or (ii) General Electric Capital Corporation or an Affiliate thereof, shall require the consent of the Borrowers as to the identity of such assignee (but not as to the terms of any such assignment), which consent shall not be unreasonably withheld or delayed. No consent of the Borrowers shall in any event be required with respect to a participation.

       20.3.2 If any Lender assigns all or any of its rights and benefits under any of the Financing Documents in accordance with Clause 20.3.1, then, unless and until the assignee has confirmed to the Agent, the Issuing Bank and the other Lenders that it shall be under the same obligations towards each of them as it would have been under if it had been a party hereto as a

                Lender, the Agent, the Issuing Bank and the other Lenders shall not be obliged to recognise such assignee as having the rights against each of them which it would have had if it had been such a party hereto.

       20.3.3   If any Lender (the "Existing Lender") wishes to transfer all or
                                    ---------------
                any part of its Commitment or Contribution to another bank or financial institution (the "Lender Transferee"), such transfer
                                            -----------------
                may be effected by way of a novation by the delivery to, and the execution by, the Agent of a duly completed Transfer Certificate.

       20.3.4   On the date specified in the Transfer Certificate:

                (a) to the extent that in the Transfer Certificate the Existing Lender seeks to transfer its Commitment or Contribution, the Borrowers and the Existing Lender shall be released from further obligations to each other under this Agreement and their respective rights against each other shall be cancelled (such rights and obligations being referred to in this Clause 20.3.4 as "Discharged
                                                                   ----------
                       Rights and Obligations");
                       ----------------------

                (b) each Borrower and the Lender Transferee shall assume obligations towards each other and/or acquire rights against each other which differ from the Discharged Rights and Obligations only insofar as such Borrower and the Lender Transferee have assumed and/or acquired the same in place of such Borrower and the Existing Lender;

                (c) the Agent, the Issuing Bank, the Borrowers, the Lender Transferee and the other Lenders shall acquire the same rights and assume the same obligations among themselves as they would have acquired and assumed had the Lender Transferee been a party hereunder as a Lender with the rights and/or the obligations acquired or assumed by it as a result of the transfer; and

                (d) a proportion of the Existing Lender's rights under the Security Documents, equal to the proportion of the Existing Lender's rights under this Agreement being transferred, shall automatically be transferred to the Lender Transferee.

       20.3.5 The Agent will promptly complete Transfer Certificates on request by an Existing Lender and upon payment by the Lender Transferee of a fee of $200 to the Agent. The Borrowers, the Issuing Bank and each of the Lenders hereby irrevocably authorise the Agent to execute any duly completed Transfer Certificate on its behalf provided that such authorisation does not extend to the execution of a Transfer Certificate on behalf of either the Existing Lender or the Lender Transferee named therein.

       20.3.6 The Agent shall promptly notify the Borrowers of the receipt and execution on its behalf by the Agent of any Transfer Certificate.

       20.3.7 The Borrowers shall be under no obligation to pay any greater amount under this Agreement following an assignment or transfer by a Lender of any of its rights or obligations pursuant to the foregoing provisions of this Clause 20 if, in the circumstances existing at the time of such assignment or transfer, such greater amount would not have been payable but for the assignment or transfer.

       20.3.8 Each Borrower and the other members of the Charging Group shall assist any Lender permitted to assign or transfer any of its rights and benefits under the Financing Documents under this Clause 20 or wishing to grant a sub-participation in respect to any of the same in whatever manner necessary in order to enable or effect any such assignment, transfer or participation, including the execution and delivery of any and all agreements and other documents and instruments as shall be requested and the preparation and delivery of information materials, appraisals or other documents for, and the participation of relevant management in meetings with, potential assignees, transferees or sub-participants, subject to the provisions of Clause 20.4 hereof. Each Borrower and other members of the Charging Group shall certify the correctness, completeness and accuracy of all descriptions of any member of the Charging Group or any of their Subsidiaries and their affairs contained in any such materials and all information provided by it and included in such materials.

20.4   Disclosure of Information
       -------------------------

       The Agent, the Issuing Bank and the Lenders may disclose any information furnished or made available to them hereunder by the Borrowers to each other, their professional advisers and to any actual or potential assignee, transferee or sub-participant subject to the condition (except where such information is available in the public domain and except where such disclosure is required by law) that each of the same keeps confidential any such information.


21.    LAW AND JURISDICTION
       --------------------

21.1   Law
       ---

       This Agreement shall be governed by, and construed in all respects in accordance with, English law.

21.2   Jurisdiction
       ------------

       The parties agree that the English courts shall have non-exclusive jurisdiction in relation to any dispute or controversy arising out of or in respect of this Agreement and that any judgment or order of an English court made in this respect is conclusive and binding on them and may be enforced against them in the courts of any other jurisdiction and the Agent hereby irrevocably submits to the non-exclusive jurisdiction of such court and irrevocably appoints GE Global Project and Structured Finance Group Limited currently at 20 St James's Street, London SW1A 1ES (to be marked for the attention of George Tappert, Managing Director) to accept service of any proceedings in such court on its behalf. Nothing in this Clause limits the right of the Agent, the Issuing Bank or any Lender to bring proceedings in any other court of competent jurisdiction or concurrently in more than one jurisdiction.

21.3   For the purposes of this Agreement the Borrowers hereby:

       (i) waive any objections on the grounds of venue or forum non conveniens or any similar grounds; and

       (ii) consent to service of process by mail or in any other manner permitted by the relevant law.

IN WITNESS whereof the parties hereto have caused this Agreement to be duly executed on the date set out above.

The Lender
- ----------
SIGNED by                          )                 K.G.SANKEY
as Attorney for and on behalf of   )
LLOYDS BANK PLC                    )
in the presence of :               )                 S.SPRING
S.SPRING                           )


The Agent
- ---------
SIGNED by                          )                 P.WALSH
GENERAL ELECTRIC                   )
CAPITAL CORPORATION                )
acting by                          )
as Attorney who under the laws     )
of the State of New York is acting )
under the authority of             )
General Electric Capital           )
Corporation                        )



The Participant
- ---------------
SIGNED by                          )                 P.WALSH
GENERAL ELECTRIC                   )
CAPITAL CORPORATION                )
acting by P.WALSH                  )
who under the laws of the State of )
New York is acting under the       )
authority of General Electric      )
Capital Corporation                )



The Borrowers
- -------------
SIGNED by B. TRIPTREE              )                 B.TRIPTREE
for and on behalf of               )
MATCHBOX TOYS LIMITED              )


SIGNED by B. TRIPTREE              )                 B.TRIPTREE
for and on behalf of               )
TYCO TOYS (U.K.) LIMITED           )

                                     -147-